LOGO
AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE




                      MMA Praxis
                      Mutual Funds

                      Prospectus
                      MAY 1, 2004

                      INTERMEDIATE INCOME FUND
                      CORE STOCK FUND
                      INTERNATIONAL FUND
                      VALUE INDEX FUND

                                                               TABLE OF CONTENTS

                                  Table of Contents


                                   RISK/RETURN SUMMARY AND FUND EXPENSES

                         [ICON]
Carefully review this                4  MMA Praxis Intermediate Income Fund
important section which             10  MMA Praxis Core Stock Fund
summarizes each Fund's              16  MMA Praxis International Fund
investments, risks, past            22  MMA Praxis Value Index Fund
performance and fees

                                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
                                   AND RELATED RISKS

                         [ICON]
Review this section                 28  Criteria for socially responsible investing
for details on each                 32  MMA Praxis Intermediate Income Fund
Fund's investment                   34  MMA Praxis Core Stock Fund
strategies and risks                36  MMA Praxis International Fund
                                    37  MMA Praxis Value Index Fund
                                    39  Investment risks -- Risk factors: All funds

                                   SHAREHOLDER INFORMATION

                         [ICON]
Review this section                 40  Pricing of fund shares
for details on how                  41  Purchasing and adding to your shares
shares are valued,                  45  Selling your shares
how to purchase, sell               47  General policies on selling shares
and exchange shares,                50  Distribution arrangements/sales charges
related charges and                 56  Exchanging your shares
payments of dividends               57  MMA Praxis Individual Retirement Account ('IRA')
and distributions                   57  Savings incentive match plans for employees
                                        (Simple IRA Plans)
                                    57  403(b)(7) Defined Contribution Plan
                                    58  Directed dividends
                                    58  Automatic voluntary charitable contributions to
                                        the Mennonite Foundation
                                    59  Charitable gift option
                                    59  Dividends, distributions and taxes

                                   FUND MANAGEMENT

                         [ICON]
Review this section                 61  The investment adviser
for details on the                  62  Portfolio managers
people and organizations            64  The distributor and administrator
who oversee the Funds               64  Capital structure

                                   FINANCIAL HIGHLIGHTS

                         [ICON]
Review this section                 65  Introduction
for details on selected             66  MMA Praxis Intermediate Income Fund
financial highlights of             68  MMA Praxis Core Stock Fund
the Funds                           70  MMA Praxis International Fund
                                    72  MMA Praxis Value Index Fund

                                   BACK COVER

                         [ICON]
                                    --  Where to learn more about the Funds

                                                                               4
                                           RISK/RETURN SUMMARY AND FUND EXPENSES

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERMEDIATE INCOME FUND

                                                     [ICON]


INVESTMENT OBJECTIVES        The Intermediate Income Fund seeks current
                             income. To a lesser extent, it seeks
                             capital appreciation.

PRINCIPAL INVESTMENT         The Fund invests primarily in fixed income
STRATEGIES                   securities of all types, consistent with
                             the Fund's social responsibility criteria.
                             The fixed income securities in which the
                             Fund will primarily invest include
                             corporate bonds and notes, U.S. Government
                             agency obligations, mortgage-backed
                             securities and asset-backed securities.
                             Certain securities issued by U.S.
                             Government agencies or government-
                             sponsored enterprises may not be
                             guaranteed by the U.S. Treasury. The
                             Adviser will consider purchasing fixed
                             income securities that provide a
                             competitive rate of return relative to the
                             Lehman Brothers Aggregate Bond Index. The
                             Adviser will structure the portfolio using
                             the Lehman Brothers Aggregate Bond Index
                             as a guide in determining sector
                             allocations and will use the index as a
                             guide in determining sector allocations
                             and will use the Index as a guide in
                             determining sector allocations. The
                             Adviser will seek to underweight and
                             overweight certain sectors depending on
                             the relative value while maintaining
                             overall interest rate exposure
                             substantially similar to the Lehman
                             Brothers Aggregate Bond Index. The Adviser
                             will carefully consider selling a security
                             that no longer meets the Fund's socially
                             responsible criteria. The Adviser will
                             consider using interest rate future
                             contracts and credit default swap
                             agreements to manage interest rate and
                             credit risk. In the event these structures
                             are used, U.S. Treasury instruments may be
                             purchased and deposited with the custodian
                             or respective broker/dealer only to
                             satisfy collateral requirements.


     STEWARDSHIP INVESTING

     The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

     - Respecting the dignity and value of all people

     - Building a world at peace and free from violence

     - Demonstrating a concern for global justice

     - Exhibiting responsible management practices

     - Supporting and involving communities

     - Practicing environmental stewardship

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERMEDIATE INCOME FUND

PRINCIPAL INVESTMENT         Because the value of the Fund's
RISKS                        investments will fluctuate with market
                             conditions and interest rates, so will the
                             value of your investment in the Fund. You
                             could lose money on your investment in the
                             Fund, or the Fund could underperform other
                             investments. Some of the Fund's holdings
                             may underperform its other holdings. The
                             Fund is also subject to: (1) credit risk,
                             or the chance that the Fund could lose
                             money if the issuer of a security is
                             unable to repay interest and/or principal
                             in a timely manner or at all; (2) interest
                             rate risk, or the chance that the value of
                             the fixed income securities the Fund holds
                             will decline due to rising interest rates;
                             and (3) prepayment risk, or the chance
                             that the principal investments of the Fund
                             will be paid earlier than anticipated due
                             to declining interest rates.

WHO MAY WANT TO              Consider investing in the Fund if you are:
INVEST?                        - Looking for a core fixed income
                                  component within a diversified asset
                                  allocation framework
                               - Looking to add a monthly income
                                  component to your portfolio
                               - Seeking higher potential returns than
                                  provided by money market funds
                               - Willing to accept the risks of price
                                  and dividend fluctuations

                             This Fund will not be appropriate for
                             anyone:
                               - Investing emergency reserves
                               - Seeking guarantee of principal

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERMEDIATE INCOME FUND

                                           PERFORMANCE BAR CHART AND TABLE
                                           YEAR-BY-YEAR TOTAL RETURNS OF CLASS B
                                           SHARES AS OF 12/31(1)
                                           [PERFORMANCE BAR CHART]

1995                                                                             17.47
1996                                                                              2.22
1997                                                                              7.60
1998                                                                              7.29
1999                                                                             -1.90
2000                                                                              7.68
2001                                                                              6.21
2002                                                                              8.64
2003                                                                              3.14

                                           The bar chart above does not reflect
                                           the impact of any applicable sales
                                           charges or account fees which would
                                           reduce returns.

                                             Best quarter:          Q2    1995    6.29%
                                             Worst quarter:         Q1    1996   -1.89%

The chart on this page and the table
on the following page provide some
indication of the risks of investing
in the Intermediate Income Fund by
showing how the Fund has performed
and how its performance has varied
from year to year. The bar chart
shows changes in the Fund's yearly
performance during the nine full
calendar years since its inception on
January 4, 1994, to demonstrate that
the Fund has gained and lost value at
differing times. The table on the
following page compares the Fund's
performance (both before and after
taxes) over time to that of its
primary benchmark, the Lehman
Brothers Aggregate Bond Index.(3)

Past performance (both before and
after taxes) do not indicate how the
Fund will perform in the future.

The total returns for Class A shares
will be different than the Class B
Shares' returns shown in the bar
chart because the expenses of the
share classes differ. Class A Shares
were not offered prior to May 12,
1999.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERMEDIATE INCOME FUND

     AVERAGE ANNUAL TOTAL RETURNS
     (for the periods ending December 31, 2003)(1)

                                                              PAST     PAST       SINCE
                                             INCEPTION        YEAR    5 YEARS   INCEPTION
                                        ----------------------------------------------
 Class B Return Before Taxes (with
 applicable CDSC)                        January 4, 1994      -0.83%   4.52%      5.28%

 Class B Return After Taxes on
 Distributions (with applicable
 CDSC)(2)                                                     -2.19%   2.53%      3.18%

 Class B Return After Taxes on
 Distributions and Sale of Fund Shares
 (with applicable CDSC)(2)                                    -0.55%   2.60%      3.17%
                                        ----------------------------------------------
 Class A Return Before Taxes (with a
 maximum sales charge of 3.75%)          May 12, 1999         -0.20%    N/A       5.21%
                                        ----------------------------------------------
 Lehman Aggregate Bond Index(3)
 (reflects no deductions for fees,
 expenses or taxes)                      December 31, 1993     4.10%   6.62%      6.95%
-----------------------------------------------------------------------------------------

The table assumes that Class B shareholders redeem all their fund shares at the end of the period indicated.

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown for Class B shares only. After-tax returns for Class A shares will vary.

(3) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/ Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is an unmanaged index intended to be generally representative of the bond market as a whole.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERMEDIATE INCOME FUND

                                FEES AND EXPENSES

                                  SHAREHOLDER FEES
                                  (FEES PAID DIRECTLY FROM YOUR   A        B
                                  INVESTMENT)                     SHARES   SHARES
                                  Maximum sales charge (load)
                                  imposed on purchases             3.75%(1)  None
                                  -----------------------------------------------
                                  Maximum deferred sales charge
                                  (load)                           None     4.00%(2)
                                  -----------------------------------------------
                                  Redemption and exchange fee(3)   2.00%    2.00%
                                  -----------------------------------------------

                                  ANNUAL FUND OPERATING EXPENSES
                                  (EXPENSES THAT ARE DEDUCTED FROM   A        B
                                  FUND ASSETS)                       SHARES   SHARES
                                  Management fees                     0.50%    0.50%
                                  --------------------------------------------------
                                  Distribution and Service (12b-1)
                                  fees                                0.50%    1.00%
                                  --------------------------------------------------
                                  Other expenses                      0.58%    0.57%
                                  --------------------------------------------------
                                  Total Annual Fund(4) Operating
                                  Expenses                            1.58%    2.07%
                                  --------------------------------------------------
                                  Fee waivers and/or expense
                                  reimbursements(4)                   0.73%    0.77%
                                  --------------------------------------------------
                                  Net expenses(4)                     0.85%    1.30%
                                  --------------------------------------------------

(1) Lower sales charges are available depending upon the amount invested. See "Distribution Arrangements."

(2) The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3% 2%, 1%.

(3) Charged only to shares redeemed or exchanged within 30 days from purchase. Please see page 48 for more information.

(4) The Adviser has entered into an expense limitation agreement with respect to the Intermediate Income Fund until April 30, 2005, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares of the Fund to 0.85% and 1.30% of the Fund's average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares to exceed 0.85% and 1.30%, respectively, and the repayment is made within three years after the year in which the Adviser incurred the expense.

This table describes the
fees and expenses that you
may pay if you buy and
hold shares of the
Intermediate Income Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERMEDIATE INCOME FUND

                                EXAMPLE
Use this table to compare
fees and expenses with
those of other funds. It
illustrates the amount of
fees and expenses you
would pay, assuming the
following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end
    of each period
  - no changes in the
    Fund's operating
    expenses. Please note
    that the Example
    assumes the Net
    expenses for year 1,
    and the gross Total
    Annual Fund Operating
    Expenses on the
    previous page for
    years 2 through 10.

Because this example is
hypothetical and for
comparison only, your
actual costs will be
different.

                                  INTERMEDIATE INCOME       1      3        5       10
                                  FUND                   YEAR   YEARS   YEARS    YEARS
                                  Class A Shares         $459   $786   $1,137   $2,123
                                  Class B Shares
                                  Assuming Redemption    $532   $874   $1,143   $2,339[  ]
                                  Assuming no
                                    Redemption           $132   $574   $1,043   $2,339[  ]

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS CORE STOCK FUND

INVESTMENT OBJECTIVES        The Core Stock Fund seeks capital
                             appreciation. To a lesser extent, it seeks
                             current income.

PRINCIPAL INVESTMENT         Using a relative value investment
STRATEGIES                   philosophy, the Fund invests primarily in
                             undervalued securities of medium to large
                             capitalization companies (those companies
                             whose total market value is more than $250
                             million) which provide products and
                             services that are consistent with the
                             Fund's socially responsible criteria. The
                             Adviser will use measures such as
                             price-to-book ratio, price-to-earnings
                             ratio, price-to-sales ratio and dividend
                             yield to determine an acceptable purchase
                             value. The Adviser will also analyze
                             current trends of sales, earnings and
                             profit margin as factors in the purchase
                             decision. As an additional criteria, the
                             Adviser will consider whether a security
                             is dividend-paying in order to realize
                             income.

     STEWARDSHIP INVESTING

     The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

     - Respecting the dignity and value of all people

     - Building a world at peace and free from violence

     - Demonstrating a concern for global justice

     - Exhibiting responsible management practices

     - Supporting and involving communities

     - Practicing environmental stewardship


PRINCIPAL INVESTMENT        Because the value of the Fund's investments
RISKS                       will fluctuate with market conditions, so
                            will the value of your investment in the
                            Fund. You could lose money on your
                            investment in the Fund, or the Fund could
                            underperform other investments. Some of the
                            Fund's holdings may underperform its other
                            holdings.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS CORE STOCK FUND

WHO MAY WANT TO             Consider investing in the Fund if you are:
INVEST?                       - Investing for a long-term goal such as
                                 retirement (five-year investment
                                 horizon)
                              - Willing to accept higher risks of
                                 investing in the stock market in
                                 exchange for potentially higher long
                                 term returns

                            This Fund will not be appropriate for
                            anyone:
                              - Seeking monthly income
                              - Pursuing a short-term goal or investing
                                 emergency reserves
                              - Seeking safety of principal

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS CORE STOCK FUND

                                           PERFORMANCE BAR CHART AND TABLE
                                           YEAR-BY-YEAR TOTAL RETURNS OF CLASS B
                                           SHARES AS OF 12/31(1)
                                           [PERFORMANCE BAR CHART]

1995                                                                             33.32
1996                                                                             15.87
1997                                                                             29.15
1998                                                                              5.96
1999                                                                             12.16
2000                                                                             -1.04
2001                                                                             -8.53
2002                                                                            -18.57
2003                                                                             17.97

                                           The bar chart above does not reflect
                                           the impact of any applicable sales
                                           charges or account fees which would
                                           reduce returns.

                                             Best quarter:          Q4    1998   17.26%
                                             Worst quarter:         Q3    2002  -15.44%

The chart on this page and the table
on the following page provide some
indication of the risks of investing
in the Core Stock Fund by showing how
the Fund has performed and how its
performance has varied from year to
year. The bar chart shows changes in
the Fund's yearly performance during
the nine full calendar years since
its inception on January 4, 1994, to
demonstrate that the Fund has gained
and lost value at differing times.
The table on the following page
compares the Fund's performance (both
before and after taxes) over time to
that of its primary benchmark, the
S&P 500(R) Index(3) and to that of
the Domini 400 Social Index(4).

Past performance (both before and
after taxes) does not indicate how
the Fund will perform in the future.

The total returns for Class A Shares
will be different than the Class B
Shares' returns shown in the bar
chart because the expenses of the
classes differ. Class A Shares were
not offered prior to May 12, 1999.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS CORE STOCK FUND

     AVERAGE ANNUAL TOTAL RETURNS
     (for the periods ending December 31, 2003)(1)

                                                              PAST     PAST       SINCE
                                             INCEPTION        YEAR    5 YEARS   INCEPTION
                                        ----------------------------------------------
 Class B Return Before Taxes (with
 applicable CDSC)                        January 4, 1994      13.97%   -0.67%      7.54%

 Class B Return After Taxes on
 Distributions (with applicable
 CDSC)(2)                                                     13.97%   -1.74%      5.98%

 Class B Return After Taxes on
 Distributions and Sale of Fund Shares
 (with applicable CDSC)(2)                                     9.08%   -1.11%      5.79%

 Class A Return Before Taxes (with a
 maximum sales charge of 5.25%)          May 12, 1999         12.53%   -0.98%      7.29%
                                        ----------------------------------------------
 S&P 500(R) Index(3) (reflects no
 deductions for fees, expenses or
 taxes)                                  December 31, 1993    28.67%   -0.57%     11.06%
                                        ----------------------------------------------
 Domini 400 Social Index(4) (reflects
 no deductions for fees, expenses or
 taxes)                                  December 31, 1993    28.47%   -0.76%     11.86%
-----------------------------------------------------------------------------------------

The table assumes that Class B shareholders redeem all their fund shares at the end of the period indicated.

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only. After-tax returns for Class A shares will vary.

(3) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

(4) The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple broad-based social screens and is intended to be generally representative of the socially responsible investment market.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS CORE STOCK FUND

                                FEES AND EXPENSES

                                  SHAREHOLDER FEES
                                  (FEES PAID DIRECTLY FROM YOUR     A       B
                                  INVESTMENT)                     SHARES    SHARES
                                  Maximum sales charge (load)
                                  imposed on purchases             5.25%(1)  None
                                  ------------------------------------------------
                                  Maximum deferred sales
                                  charge (load)                    None      4.00%(2)
                                  ------------------------------------------------
                                  Redemption and exchange fee(3)   2.00%     2.00%
                                  ------------------------------------------------

                                  ANNUAL FUND OPERATING EXPENSES
                                  (EXPENSES THAT ARE DEDUCTED FROM    A         B
                                  FUND ASSETS)                      SHARES    SHARES
                                  Management fees                    0.74%     0.74%
                                  --------------------------------------------------
                                  Distribution and Service (12b-1)
                                  fees                               0.50%     1.00%
                                  --------------------------------------------------
                                  Other expenses                     0.62%     0.59%
                                  --------------------------------------------------
                                  Total Annual Fund(4) Operating
                                  Expenses                           1.86%     2.33%
                                  --------------------------------------------------
                                  Fee waivers and/or expenses
                                  reimbursements(4)                  0.61%     0.43%
                                  --------------------------------------------------
                                  Net expenses(4)                    1.25%     1.90%
                                  --------------------------------------------------

(1) Lower sales charges are available depending upon the amount invested. See "Distribution Arrangements."

(2) The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

(3) Charged only to shares redeemed or exchanged within 30 days from purchase. Please see page 48 for more information.

(4) The Adviser has entered into an expense limitation agreement with respect to the Core Stock Fund until April 30, 2005, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares of the Fund to 1.25% and 1.90% of the Fund's average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares to exceed 1.25% and 1.90%, respectively, and the repayment is made within three years after the year in which the Adviser incurred the expense.

This table describes the
fees and expenses that you
may pay if you buy and
hold shares of the Core
Stock Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS CORE STOCK FUND

Use this table to compare
fees and expenses with
those of other funds. It
illustrates the amount of
fees and expenses you
would pay, assuming the
following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end
    of each period
  - no changes in the
    Fund's operating
    expenses. Please note
    that the Example
    assumes the Net
    expenses for year 1,
    and the gross Total
    Annual Fund Operating
    Expenses on the
    previous page for
    years 2 through 10.

Because this example is
hypothetical and for
comparison purposes only,
your actual costs will be
different.
                                EXAMPLE

                                                            1        3        5       10
                                  CORE STOCK FUND        YEAR    YEARS    YEARS    YEARS
                                  Class A Shares         $646   $1,023   $1,424   $2,543
                                  Class B Shares
                                  Assuming Redemption    $593   $  986   $1,306   $2,633
                                  Assuming no
                                    Redemption           $193   $  686   $1,206   $2,633

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERNATIONAL FUND

INVESTMENT OBJECTIVES        The International Fund seeks capital
                             appreciation. To a lesser extent, it seeks
                             current income.
PRINCIPAL INVESTMENT         The Fund invests primarily in equity
STRATEGIES                   securities of foreign companies which mean
                             companies organized under the laws of,
                             headquartered in, or whose common equity
                             securities are principally traded in
                             countries outside the United States. The
                             Fund's Sub-Adviser selects securities for
                             purchase by pairing a top-down approach
                             for country and industry allocation and a
                             bottom-up approach for stock selection.
                             Country and industry weightings are
                             determined by reviewing multiple factors,
                             including currency, economic, political
                             and regulatory environments for the
                             country or industry and how that compares
                             to the rest of the world or industries.
                             The Sub-Adviser's style in selecting
                             securities is a blend of growth and value
                             investment styles. In selecting
                             securities, the Sub-Adviser focuses on
                             maximizing investor opportunity while
                             managing portfolio volatility and risk and
                             working with the Adviser to identify
                             securities appropriate under the Fund's
                             socially responsible investing criteria.
                             The Sub-Adviser uses the following as
                             criteria to qualify with growth investment
                             opportunities: the ability to deliver cash
                             flow growth; solid management; a strong
                             balance sheet; and sustainable competitive
                             advantages. The Sub-Adviser uses the
                             following as criteria to qualify with
                             value investment opportunities: securities
                             priced at a discount; catalysts to unlock
                             value; a strong balance sheet; and solid
                             management.

     STEWARDSHIP INVESTING

     The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

     - Respecting the dignity and value of all people

     - Building a world at peace and free from violence

     - Demonstrating a concern for global justice

     - Exhibiting responsible management practices

     - Supporting and involving communities

     - Practicing environmental stewardship

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERNATIONAL FUND

PRINCIPAL INVESTMENT         Because the value of the Fund's
RISKS                        investments will fluctuate with market
                             conditions, so will the value of your
                             investment in the Fund. You could lose
                             money on your investment in the Fund, or
                             the Fund could underperform other
                             investments. Some of the Fund's holding
                             may underperform its other holdings.
                             Because the Fund invests primarily in
                             foreign securities, it is subject to the
                             additional risks presented by foreign
                             investments such as changes in currency
                             exchange rates, a lack of adequate company
                             information and political instability.

WHO MAY WANT TO              Consider investing in the Fund if you are:
INVEST?                        - Investing for a long-term goal such as
                                  retirement (five-year investment
                                  horizon)
                               - Looking to add a growth component to
                                  your portfolio
                               - Looking to add foreign investment
                                  holdings to your portfolio

                             This Fund will not be appropriate for
                             anyone:
                               - Pursuing a short-term goal or
                                  investing emergency reserves
                               - Seeking safety of principal
                               - Seeking a stable share price

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERNATIONAL FUND

                                           PERFORMANCE BAR CHART AND TABLE
                                           YEAR-BY-YEAR TOTAL RETURN OF CLASS B
                                           SHARES AS OF 12/31(1)
                                           [PERFORMANCE BAR CHART]

1998                                                                             23.98
1999                                                                             42.00
2000                                                                            -20.64
2001                                                                            -25.92
2002                                                                            -19.73
2003                                                                             26.46

                                           The bar chart above does not reflect
                                           the impact of any applicable sales
                                           charges or account fees which would
                                           reduce returns.

                                             Best quarter:          Q4    1999   26.30%
                                             Worst quarter:         Q3    2002  -19.91%

The chart on this page and the table
on the following pages provide some
indication of the risks of investing
in the International Fund by showing
how the Fund has performed and how
its performance has varied from year
to year. The bar chart shows changes
in the Fund's yearly performance
during the six full calendar years
since its inception on April 1, 1997
to demonstrate that the Fund has
gained and lost value at differing
times. The table on the following
page compares the Fund's performance
(both before and after taxes) over
time to that of its primary
benchmark, the Morgan Stanley Capital
International -- All Country World
Free (ex U.S.) Index.(3)

Past performance (both before and
after taxes) does not indicate how
the Fund will perform in the future.

The total returns for Class A shares
will be different than the Class B
Shares' returns shown in the bar
chart because the expenses of the
classes differ. Class A Shares were
not offered prior to May 12, 1999.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERNATIONAL FUND

     AVERAGE ANNUAL TOTAL RETURNS
     (for the periods ending December 31, 2003)(1)

                                                              PAST     PAST       SINCE
                                             INCEPTION        YEAR    5 YEARS   INCEPTION
                                        ----------------------------------------------
 Class B Return Before Taxes (with
 applicable CDSC)                        April 1, 1997        22.46%   -3.42%     1.67%
 Class B Return After Taxes on
 Distributions (with applicable
 CDSC)(2)                                                     22.24%   -4.21%     0.99%
 Class B Return After Taxes on
 Distributions and Sale of Fund Shares
 (with applicable CDSC)(2)                                    14.57%   -3.04%     1.25%
                                        ----------------------------------------------
 Class A Return Before Taxes (with a
 maximum sales charge of 5.25%)          May 12, 1999         20.50%   -3.80%     1.25%
                                        ----------------------------------------------
 Morgan Stanley Capital
 International -- All Country World
 Free (ex U.S.) Index(3)(reflects no
 deduction for fees, expenses or taxes)  March 31, 1997       33.99%   -0.35%      N/A%
-----------------------------------------------------------------------------------------

The table assumes that Class B shareholders redeem all their fund shares at the end of the period indicated:

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only. After-tax returns for Class A shares will vary.
(3) The Morgan Stanley Capital International -- All Country World Free (ex U.S.) Index is widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERNATIONAL FUND

This table describes the
fees and expenses that you
may pay if you buy and
hold shares of the
International Fund.

(1) Lower sales charges are available depending upon the amount invested. See "Distribution Arrangements."

(2) The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

(3) Charged only to shares redeemed or exchanged within 30 days from purchase. Please see page 48 for more information.

(4) The Adviser has entered into an expense limitation agreement with respect to the International Fund until April 30, 2005, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares of the Fund to 1.50% and 2.15% of the Fund's average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares to exceed 1.50% and 2.15%, respectively, and the repayment is made within three years after the year in which the Adviser incurred the expense.
FEES AND EXPENSES


                                  SHAREHOLDER EXPENSES (FEES PAID    A       B
                                  DIRECTLY FROM YOUR INVESTMENT)   SHARES    SHARES
                                  Maximum sales charge (load)
                                  imposed on purchases              5.25%     None
                                  -------------------------------------------------
                                  Maximum deferred sales
                                  charge (load)                     None      4.00%
                                  -------------------------------------------------
                                  Redemption and exchange fee(3)    2.00%     2.00%
                                  -------------------------------------------------

                                  ANNUAL FUND OPERATING EXPENSES
                                    (EXPENSES THAT ARE DEDUCTED      A         B
                                         FROM FUND ASSETS)         SHARES    SHARES
                                  Management fees                   0.90%     0.90%
                                  -------------------------------------------------
                                  Distribution and Service
                                  (12b-1) fees                      0.50%     1.00%
                                  -------------------------------------------------
                                  Other expenses                    0.74%     0.73%
                                  -------------------------------------------------
                                  Total Annual Fund(4) Operating
                                  Expenses                          2.14%     2.63%
                                  -------------------------------------------------
                                  Fee waivers and/or expense
                                  reimbursements(4)                 0.64%     0.48%
                                  -------------------------------------------------
                                  Net expenses(4)                   1.50%     2.15%
                                  -------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS INTERNATIONAL FUND

Use this table to compare
fees and expenses with
those of other funds. It
illustrates the amount of
fees and expenses you
would pay, assuming the
following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end
    of each period
  - no changes in the
    Fund's operating
    expenses. Please note
    that the example
    assumes the Net
    expenses for year 1,
    and the gross Total
    Annual Fund Operating
    Expenses on the
    previous page for
    years 2 through 10.

Because this example if
hypothetical and for
comparison only, your
actual costs will be
different.
                                EXAMPLE

                                                            1        3        5       10
                                  INTERNATIONAL FUND     YEAR    YEARS    YEARS    YEARS
                                  Class A Shares         $670   $1,101   $1,558   $2,820
                                  Class B Shares
                                  Assuming Redemption    $618   $1,072   $1,452   $2,928
                                  Assuming no
                                    Redemption           $218   $  772   $1,352   $2,928

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS VALUE INDEX FUND

INVESTMENT OBJECTIVES        The Value Index Fund seeks capital
                             appreciation through a portfolio of stocks
                             intended to parallel the investment
                             performance of the U.S. large cap value
                             equities market, while incorporating
                             socially responsible investing criteria.

PRINCIPAL INVESTMENT         The Fund employs a passive management
STRATEGIES                   strategy designed to track the performance
                             of the MMA Value Index. (See Value Index
                             Construction section below). The Fund
                             attempts to replicate the benchmark index
                             by investing all or substantially all of
                             its assets in the stocks that make up the
                             index. With "replication", an index fund
                             holds each stock found in the target index
                             in about the same proportion as
                             represented in the index itself. For
                             example, if 5% of the benchmark index was
                             made up of a stock of a specific company,
                             the MMA Value Index Fund would invest
                             about 5% of its assets in that company.

                             VALUE INDEX CONSTRUCTION

                             The MMA Value Index is constructed using those companies in the MMA social universe with a price/book ratio less than the median (by index weight) price/book ratio of the U.S. large cap market and with a market capitalization above the 85th percentile market capitalization of the
                             U.S. equity market.

                             The weights of the companies in the MMA
                             Value Index are based on the relative
                             market capitalization of the companies. In order to eliminate the overlap in holding with MMA's internal growth index, an additional adjustment is made to the weights. For stocks in the MMA Value Index whose characteristics also place them in the growth index, their weight in the MMA
                             Value Index will be proportional according to their relative value and growth characteristics. The resulting MMA Value
                             Index will exhibit purer value
                             characteristics than the unadjusted index.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS VALUE INDEX FUND

     STEWARDSHIP INVESTING

     The Fund analyses the performance of potential investment not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

     - Respecting the dignity and value of all people

     - Building a world at peace and free from violence

     - Demonstrating a concern for global injustice

     - Exhibiting responsible management practices

     - Supporting and involving communities

     - Practicing environmental stewardship

PRINCIPAL INVESTMENT         Because the value of the Fund's
RISKS                        investments will fluctuate with market
                             conditions, so will the value of your
                             investment in the Fund. You could lose
                             money on your investment in the Fund, or
                             the Fund could underperform other
                             investments. Some of the Fund's holdings
                             may underperform its other holdings. The
                             Fund is also subject to investment style
                             risk, which is the chance that returns
                             from large capitalization value stocks
                             will trail returns from other asset
                             classes or the overall stock market. Value
                             stocks tend to go through cycles of doing
                             better -- or worse -- than the stock
                             market in general. In the past, these
                             cycles have occasionally persisted for
                             multiple years.

WHO MAY WANT TO              Consider investing in the Fund if you are:
INVEST?                        - Investing for a long-term goal such as
                                  retirement (five-year investment
                                  horizon)
                               - Looking to add a growth component to
                                  your portfolio
                               - Willing to accept higher risks of
                                  investing in the stock market in
                                  exchange for potentially higher
                                  long-term returns

                             This Fund will not be appropriate for
                             anyone:
                               - Seeking monthly income
                               - Pursuing a short-term goal or
                                  investing emergency reserves
                               - Seeking safety of principal

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS VALUE INDEX FUND

                                           PERFORMANCE BAR CHART AND TABLE
                                           YEAR-BY-YEAR TOTAL RETURNS OF CLASS B
                                           SHARES AS OF 12/31(1)
                                           [PERFORMANCE BAR CHART]

2002                                                                            -23.24
2003                                                                             29.82

                                           The bar chart above does not reflect
                                           the impact of any applicable sales
                                           charges or account fees which would
                                           reduce returns.

                                             Best quarter:          Q2    2003   18.38%
                                             Worst quarter:         Q3    2002  -20.26%

The chart on this page and the table
on the following page provide some
indication of the risks of investing
in the Value Index Fund by showing
how the Fund has performed during the
two full calendar year since its
inception on May 2, 2001. The table
on the following page compares the
Fund's performance (both before and
after taxes) over time to that of its
primary benchmark, the Standard &
Poor's 500/Barra Value Index.(3)

The total returns for Class A Shares
will be different than the Class B
Shares' returns shown in the bar
chart because the expenses of the
share classes differ.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS VALUE INDEX FUND

     AVERAGE ANNUAL TOTAL RETURNS
     (for the periods ending December 31, 2003)(1)

                                                              PAST    SINCE
                                        INCEPTION             YEAR    INCEPTION
                                        ---------------------------------------
 Class B Return Before Taxes (with
 applicable CDCS)                        May 2, 2001          25.82%    -5.87%
 Class B Return After Taxes on
 Distributions (with applicable
 CDCS)(2)                                                     25.45%    -6.00%
 Class B Return After Taxes on
 Distributions and Sale of Fund Shares
 (with applicable CDCS)(2)                                    16.77%    -5.02%
 Class A Return Before Taxes (with a
 maximum sales charge of 3.75%)                               23.57%    -6.24%
                                        ---------------------------------------
 Standard & Poor's 500/Barra Value
 Index(3) (reflects no deductions for
 fees, expenses or taxes)                May 1, 2001          31.79%    -2.97%
-------------------------------------------------------------------------------

The table assumes that Class B shareholders redeem all their fund shares at the end of the period indicated.

(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown for Class B shares only. After-tax returns for Class A shares will vary.

(3) The Standard & Poor's 500/Barra Value Index is unmanaged and is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-look ratios.

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS VALUE INDEX FUND

This table describes the
fees and expenses that you
may pay if you buy and
hold shares of the Value
Index Fund.

(1) Lower sales charges are available depending upon the amount invested. See "Distribution Arrangements."

(2) The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

(3) Charged only to shares redeemed or exchanged within 30 days from purchase. Please see page 48 for more information.

(4) The Adviser has entered into an expense limitation agreement with respect to the Value Index Fund until April 30, 2005, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares of the Fund to 0.95% and 1.50% of the Fund's average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares to exceed 0.95% and 1.50%, respectively, and the repayment is made within three years after the year in which the Adviser incurred the expense.
FEES AND EXPENSES


                                  SHAREHOLDER EXPENSES (FEES PAID    A       B
                                  DIRECTLY FROM YOUR INVESTMENT)   SHARES    SHARES
                                  Maximum sales charge (load)
                                  imposed on purchases              5.25%(1)  None
                                  -------------------------------------------------
                                  Maximum deferred sales charge
                                  (load)                            None      4.00%(2)
                                  -------------------------------------------------
                                  Redemption and exchange fee(3)    2.00%     2.00%
                                  -------------------------------------------------

                                  ANNUAL FUND OPERATING EXPENSES
                                    (EXPENSES THAT ARE DEDUCTED      A         B
                                         FROM FUND ASSETS)         SHARES    SHARES
                                  Management fees                   0.30%     0.30%
                                  -------------------------------------------------
                                  Distribution and Service
                                  (12b-1) fees                      0.50%     1.00%
                                  -------------------------------------------------
                                  Other expenses                    0.91%     0.91%
                                  -------------------------------------------------
                                  Total Annual Fund(4) Operating
                                  Expenses                          1.71%     2.21%
                                  -------------------------------------------------
                                  Fee waivers and/or expenses
                                  reimbursements(4)                 0.76%     0.71%
                                  -------------------------------------------------
                                  Net expenses(4)                   0.95%     1.50%

RISK/RETURN SUMMARY AND FUND EXPENSES

MMA PRAXIS VALUE INDEX FUND

Use this table to compare
fees and expenses with
those of other funds. It
illustrates the amount of
fees and expenses you
would pay, assuming the
following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end
    of each period
  - no changes in the
    Fund's operating
    expenses. Please note
    that the Example
    assumes the Net
    expenses for year 1,
    and the gross Total
    Annual Fund Operating
    Expenses on the
    previous page for
    years 2 through 10.

Because this example is
hypothetical and for
comparison purposes only,
your actual costs will be
different.
                                EXAMPLE

                                                            1      3        5       10
                                  VALUE INDEX FUND       YEAR   YEARS   YEARS    YEARS
                                  Class A Shares         $617   $965   $1,337   $2,378
                                  Class B Shares
                                  Assuming Redemption    $553   $923   $1,220   $2,489
                                  Assuming no
                                    Redemption           $153   $623   $1,120   $2,489

                                     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                                                   STRATEGIES, AND RELATED RISKS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

CRITERIA FOR SOCIALLY RESPONSIBLE INVESTING
                                                     [ICON]

Although Praxis is a word more commonly used in theological circles than in the context of mutual funds and finance, MMA Capital Management (the "Adviser") believes that it captures the essence of the MMA Praxis Mutual Fund's (the "Company's") investment philosophy. Praxis refers to a way of joining belief and action. It holds that faith detached from works is merely escapism.

The goal of the Company is to join beliefs with deeds, using the tools of socially responsible investing. The Company is governed by a policy that applies social and financial screens to investment decisions. It is the Company's philosophy that being faithful stewards means using assets God has entrusted to us to promote economic results that are in harmony with ethical beliefs. Accordingly, the Adviser will actively seeks ways to promote human well-being, peace, and justice through its investment decisions.

When considering an investment, the Adviser analyzes the performance of the issuing company not only for its financial strengths and outlook, but also for the company's performance on social issues. That is based on the tenet that social investing is good business. By utilizing social investing screens, the Company can encourage corporations to be good stewards of their resources, to care for the environment, and to create work environments that benefit both the employees and the shareholders.

Investors should understand, however, that socially responsible investing outside the United States can be more difficult. Countries have quite different laws and regulations governing the securities markets, financial and company disclosure, environment, labor, health and welfare standards and practices. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing screens abroad than it is in the United States. Accordingly, the International Fund may unintentionally invest in foreign companies that may engage in a line of business or other practices that do not meet the Fund's social screens. Nevertheless, it is the goal of the Adviser (the term "Adviser" also includes Evergreen Investment Management Company, LLC (the "Sub-Adviser") where appropriate in the context) to avoid investment in such companies domestically, and international and foreign investments will be screen to attempt to assure that the Fund's investments are socially responsible based upon the Company's principles. When the Company becomes aware that it has invested in a company that may be engaged in an activity which is inconsistent with the Company's principles, it may first seek to use its influence to change that activity and may eventually determine to sell its investment. The Company is not under any strict time schedule to make a decision to sell such investments.

MMA PRAXIS' STEWARDSHIP INVESTING PHILOSOPHY

Stewardship investing is a philosophy of financial decision making motivated and informed by social convictions drawn from the 500 year-old Anabaptist-Christian faith

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS tradition. This approach holds in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities and environments that are impacted by our investment choices.

To carry out this task, the Funds seek to:

     - Invest in companies that best reflect a set of positive core values.

     - Participate actively in corporate decision making through shareholder advocacy and direct company dialogue, encouraging positive corporate social practices.

     - Engage in community development investing that widens the door of economic opportunity by empowering disadvantaged individuals and communities through targeted investments.

MMA PRAXIS' STEWARDSHIP INVESTING GUIDELINES

The following core values have been adopted to help guide the evaluation of a company's social performance, as a part of the investment selection process. While few companies may reach these ideals in all aspects of social responsibility, the guidelines articulate the Funds' highest expectations for corporate behavior.

In making investment decisions, the Funds strive to invest in companies that:

1. Respect the dignity and value of all people. Companies are expected to respect and support the basic human rights of all people to practice self-determination; to live free of fear, violence and intimidation; to lead healthy, well-nourished lives; and to have access to adequate shelter and sanitation. In a diverse, global society, we expect that companies will respect the dignity of individuals and ethnic/cultural groups. Companies should treat all people fairly, avoiding discrimination and stereotyping, and should seek to nurture and benefit from diversity in all aspects of corporate activity. We expect that companies will not attempt to benefit from the misfortunes of disadvantaged individuals or communities or from relationships with oppressive political regimes.

2. Build a world at peace and free from violence. We believe that violence, in all its forms, hinders the growth, prosperity and freedom of humankind. It has no place in corporate structures, practice or production. We desire companies to be engaged in products and services that support life -- not those designed to kill, maim, or injure. The expansion of the world's military establishments are not productive endeavors for humanity. We will avoid those companies for whom weapons production and military contracting are a focus of their energy, resources, and market development. We expect companies to engage in activities that contribute to healthy and peaceful relationships between individuals, communities, and nations. We expect companies to value the sanctity of human life, promote alternative forms of

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS conflict resolutions, and to commit to efforts that reduce violence and aggression in world culture.

3. Demonstrate a concern for justice in a global society. All people deserve opportunities to participate in social and economic prosperity. We expect companies to provide fair, sustainable compensation for all employees and subcontractors. Corporate efforts should extend opportunities to the disabled, the disadvantaged and marginalized communities. Company behavior should be based on standards higher than minimum legal requirements. We expect products and services to be offered with honesty and without discrimination. Individuals and communities should be involved in issues and decisions that affect their lives. We expect corporations to act on a basis of shared prosperity, recognizing the value and contributions of all stakeholders in creating and sustaining lasting commercial success.

4. Exhibit responsible management practices. We expect a company to operate in an honest, trustworthy, compassionate and responsible manner. We desire transparency and openness about company policies, finances and behavior. We expect companies to value and empower all employees and to take all reasonable steps to ensure their health and safety. The company should respect workers' rights to communicate with management, organize and bargain collectively. We expect companies to negotiate and communicate in good faith and deal fairly and respectfully with all stakeholders. The company should engage in responsible resource management and obey or exceed all relevant laws for environmental concerns, safety, and public disclosure. Companies should employ sound practices of corporate governance, including board independence, board and executive compensation, and structural integrity. It is our desire for companies to avoid unnecessary litigation and to pursue alternatives where possible. We expect companies to be aggressively engaged in the marketplace, yet be respectful of their competitors and values-centered in their decision-making.

5. Support and involve communities. Communities -- within a workforce, around company facilities, or representing various ethnic, cultural or political groups -- contribute directly and indirectly to the success of corporate endeavors. We believe a company is responsible to contribute its people, expertise and resources to the support and development of these communities. Companies should actively, creatively and aggressively engage in corporate charitable giving. Employee volunteerism, community involvement, and personal charitable giving should also be encouraged. We expect communities will be included in decision-making on issues that affect them. Investments should be made that add value to local workforces, living environments, and community infrastructures. We expect companies to consider the impact their products and production methods have on efforts to build healthy, productive communities. To this end, we will avoid companies materially engaged in alcohol and tobacco production and in the gaming industry.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

6. Practice environmental stewardship. The natural environment is a finite resource, the inheritance of future generations and a gift from God. We expect companies to respect the limits of our natural resources and to work toward environmental sustainability. Companies should "reduce, reuse and recycle," pursue cleaner and more efficient production methods and bear a deep concern for the welfare of animals, minimizing animal testing, wherever possible. We value a company's involvement in the environmental technology and services arena. We expect companies to engage in honest, transparent environmental reporting, to support respected environmental principles and to publicly promote the value of the environment.

Consistent with the foregoing investment criteria for socially responsible investing, the Board of Trustees of the Company has authorized the Funds to make certain types of community development investments. These consist of investments in local community-oriented investment programs which are intended to provide economic growth and opportunity in areas deemed suitable for investments of this type. The objective of such community development investments is to foster sustainable social and economic well-being through the use of targeted investments.

In connection with these community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that permits each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. ("MMA-CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investments pools that it has established (the "CDI-Notes"). Assets raised through such offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, is permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the then-prevailing market rate and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investments-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investment at the community level.

You can find more information on the Funds' Stewardship Investing Guidelines and related activities by visiting the MMA Praxis website at:
http://www.mmapraxis.com.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

MMA PRAXIS INTERMEDIATE INCOME FUND

TICKER SYMBOL:  CLASS A MMIIAX                    CLASS B MMPIX

INVESTMENT OBJECTIVES

The primary investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective.

POLICIES AND STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities of all types, consistent with the Company's socially responsible criteria. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of three to ten years.

Consistent with the Intermediate Income Fund's investment objectives, the Fund:


     - invests in fixed income securities consisting of bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements.


     - may invest up to 10% of its net assets in fixed income securities rated within the fifth and sixth highest rating categories at the time of purchase by one or more nationally recognized statistical rating organizations ("NRSROs"). Except for the 10% of its assets noted above, the Fund will invest in corporate debt securities only if they are rated within the four highest long-term rating categories at the time of purchase by one or more NRSRO or, if unrated, which the Adviser has determined to present attractive opportunities and are of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. For these securities in the fourth through sixth highest categories, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

MMA PRAXIS INTERMEDIATE INCOME FUND

       (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase)

     - may purchase securities on a when-issued or delayed-delivery basis in which a security's price and yield are fixed on a specific date, but payment and delivery are schedule for a future date beyond the standard settlement period

     - may invest in other investment companies


The Fund is operated pursuant to an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act, as amended (the "CEA") and therefore not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA.


In the event that the Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements.

Shareholders of the Intermediate Income Fund will receive at least 60 days' prior notice of any changes to the Fund's 80% investment policy as described above.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

MMA PRAXIS CORE STOCK FUND

TICKER SYMBOL:  CLASS A MMPAX                    CLASS B MMPGX

INVESTMENT OBJECTIVES

The primary investment objective of the Core Stock Fund is to seek capital appreciation with current income being a secondary investment objective.

POLICIES AND STRATEGIES

Using a relative value investment philosophy, the Fund invests, under normal circumstances, at least 80% of its net assets in stocks and primarily in undervalued securities of medium to large capitalization companies (those companies having greater than $250 million in assets) which, in the Adviser's view, provide products and services that are consistent with the Company's socially responsible criteria.

Consistent with the Core Stock Fund's investment objective, the Fund:

     - invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks

     - may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase


     - may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements.


     - may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts

     - may invest in convertible securities which are securities which are convertible into or exchangeable for common stock

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase)

     - may invest in other investment companies

The Fund is operated pursuant to an exclusion from the definition of "commodity pool operator" under the CEA and therefore not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA. The Fund may

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

MMA PRAXIS CORE STOCK FUND
invest, to a limited extent, in stock index futures contracts. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

     - To simulate equity-like returns for the portion of the Fund invested in MMA CDI fixed income notes.

     - To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

Shareholders of the Core Stock Fund will receive at least 60 days' prior notice of any changes to the Fund's 80% investment policy as described above.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

MMA PRAXIS INTERNATIONAL FUND

TICKER SYMBOL:  CLASS A MPIAX                    CLASS B MMPNX

INVESTMENT OBJECTIVES

The primary investment objective of the International Fund is to seek capital appreciation with current income as a secondary objective.

POLICIES AND STRATEGIES

The Fund invests at least 65% of the value of its total assets in equity securities of foreign companies which means companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund will normally invest in at least 8 different countries outside the United States.

Consistent with the International Fund's investment objective, the Fund:

     - invests in common stocks of foreign issuers

     - invests in sponsored and unsponsored depository receipts

     - invests in options, warrants and other securities convertible into common stocks

     - may invest up to 35% of its total assets in investment grade fixed income instruments

     - may purchase and sell foreign currencies on a spot or forward basis

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase)

     - may engage in options transactions

     - may engage in futures transactions as well as invest in options on futures contracts solely for hedging purposes

     - may purchase securities on a when-issued or delayed-delivery basis in which a security's price and yield are fixed on a specific date, but payment and delivery are schedule for a future date beyond the standard settlement period

     - may invest in other investment companies

The Fund is operated pursuant to an exclusion from the definition of "commodity pool operator" under the CEA and therefore not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA.

In the event that the Sub-Adviser determines that the current market conditions are not suitable for the Fund's typical investments, the Sub-Adviser may instead, for temporary defensive purposes, invest all or any portion of the Fund's assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

MMA PRAXIS VALUE INDEX FUND

TICKER SYMBOL:  CLASS A MVIAX                    CLASS B MPVBX

INVESTMENT OBJECTIVES

The primary investment objective of the Value Index Fund is to seek capital appreciation through a portfolio of stocks intended to parallel the investment performance of the U.S. large cap value equities market, while incorporating socially responsible investing criteria.

POLICIES AND STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the MMA Value Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities that make up the MMA Value Index. The Fund invests primarily in equity securities and utilizes "indexing" techniques to approximate the performance of the MMA Value Index.

Consistent with the Value Index Fund's investment objective, the Fund:

     - invests in the following types of equity securities; common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks

     - may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase


     - may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements.


     - may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts

     - may invest in convertible securities which are securities which are convertible into or exchangeable for common stock

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase)

     - may invest in other investment companies

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

MMA PRAXIS VALUE INDEX FUND

The Fund is operated pursuant to an exclusion from the definition of "commodity pool operator" under the CEA and therefore not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA.

The Fund may invest, to a limited extent, in stock index futures contracts. To track its target index, the MMA Value Index Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

     - To simulate equity-like returns for the portion of the Fund invested in MMA CDI fixed income notes.

     - To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

Shareholders of the Value Index Fund will receive at least 60 days' prior notice of any changes to the Fund's 80% investment policy as described above.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

INVESTMENT RISKS -- RISK FACTORS: ALL FUNDS

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested.

Generally, the Funds will be subject to the following risks:

     - Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.

     - Interest Rate Risk: Interest rate risk refers to the risk that the value of the Funds' fixed income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

     - Credit Risk: Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund's portfolio. The Funds could lose money if the issuer of a security is unable to meet its financial obligations.

THE INTERNATIONAL FUND -- FOREIGN SECURITIES SPECIFIC RISK FACTORS

The Funds, and in particular the International Fund, may invest in foreign securities which involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, lack of liquidity, and lack of government regulation.

The International Fund may invest up to 25% of its net assets in countries with less developed securities markets. Investments in such emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

Please see the Statement of Additional Information for more information about these investment polices.

                                                                              40
                                                         SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

                                  [ICON]

---------------------------
HOW NAV IS CALCULATED
The NAV is calculated by
adding the total value of a
Fund's investments and
other assets, subtracting
its liabilities and then
dividing that figure by the
number of outstanding
shares of the Fund:

           NAV =
Total Assets - Liabilities
---------------------------
     Number of Shares
        Outstanding
---------------------------
 NAV is calculated
 separately for Class A

 Shares and Class B Shares.
Per share net asset value (NAV) for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open.

Your order for purchase, sale or exchange of shares is priced at the next determined offering price, which is NAV plus any applicable sales charge as noted in the section on "Distribution Arrangements/Sales Charges", calculated after your order is accepted by the Fund.

Each Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by a method approved by the Funds' Trustees.

BUSINESS DAYS DEFINED

A business day for the Funds is generally a day that the New York Stock Exchange is open for business. The Exchange and the Funds will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES

You may purchase the Funds
through the Distributor or
through investment
representatives, who may charge
additional fees and may require
higher minimum investments or
impose other limitations on
buying and selling shares. If
you purchase shares through an
investment representative, that
party is responsible for
transmitting orders by 4:00
p.m. Eastern Time and may have
an earlier cut-off time for
purchase and sale requests.
Such investment representatives
may designate other entities to
receive purchase and redemption
orders on behalf of the Funds.
Consult your investment
representative for specific
information.

All purchases must be in U.S.
dollars. A fee will be charged
for any checks that do not
clear. The Fund will not accept
third-party checks, bank
starter on initial purchases,
cash, money orders, credit card
convenience checks or travelers
checks. Proceeds from purchases
are subject to a ten-day
holding period while funds are
verified.


--------------------------------------------------------------------------------
 CUSTOMER IDENTIFICATION PROGRAM

 To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy shares of the Funds, the Funds or your investment representative will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your investment representative are unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. In the event of fraud or wrongdoing, your assets will not be redeemable, and the account will be frozen.

                                                                 MINIMUM      MINIMUM
                                                                 INITIAL     SUBSEQUENT
                                            ACCOUNT TYPE       INVESTMENT*   INVESTMENT
                                       CLASS A AND CLASS B
                                       Regular
                                       (non-retirement)           $500          $50
                                       ------------------------------------------------
                                       Retirement                 $500          $50
                                       ------------------------------------------------
                                       Automatic Investment
                                       Plan                       $ 50          $50

*Accounts with less than $2,000 will be subject to a small account fee (see page
 48 for further details).

SHAREHOLDER INFORMATION

A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it to be in the best interest of the Fund and its shareholders.

The Funds reserve the right to reject any order for purchase or exchange into a Fund that may have an adverse impact on such Fund's long-term shareholders and/or that appears to indicate short-term trading activity.

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL

Initial Investment:

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check or bank draft payable to "MMA Praxis Mutual Funds."

3. Mail to: MMA Praxis Mutual Funds, P.O. Box 182446, Columbus, OH 43218-2446.

Subsequent Investment:

1. Use the investment slip attached to your account statement. Or, if unavailable,

2. Include the following information on a piece of paper:
   - Fund name and Class A or Class B
   - Amount invested
   - Account name
   - Account number
   Include your account number on your check.

3. Mail to: MMA Praxis Mutual Funds,
   P.O. Box 182446,
   Columbus, OH 43218-2446.

--------------------------------------------------------------------------------
 AVOID 28% TAX WITHHOLDING

 The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

SHAREHOLDER INFORMATION

BY OVERNIGHT SERVICE

See instructions 1-2 above for subsequent investments.

4. Send to: MMA Praxis Mutual Funds
   c/o BISYS Fund Services
   Attn: T.A. Operations
   3435 Stelzer Road
   Columbus, OH 43219-8020

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-9-PRAXIS. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-9-PRAXIS to arrange a transfer from your bank account.

BY WIRE TRANSFER

Note:  Your bank may charge a wire
transfer fee.
For initial investment:
Please call 1-800-9-PRAXIS for a
confirmation number and instructions
for returning your completed
application, and wiring instructions.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds and the MMA Praxis Shares of the Pax World Money Market Fund, Inc., distributed by Reich & Tang Distributors, Inc. (which is offered through a separate prospectus) from your bank account. Automatic investments can be as little as $50, once you've invested the minimum required to open the account (see page 41 for more information about investment minimums).
ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial
institutions to send funds to
each other, almost
instantaneously. With an
electronic purchase or sale,
the transaction is made
through the Automated Clearing
House (ACH). ACH transactions
usually clear within 2 to 3
days, but may take up to 8
days to clear. There is
generally no fee for ACH
transactions. ACH purchases
are also subject to ten-day
escrow hold.

SHAREHOLDER INFORMATION

To invest regularly from your bank account:

1. Complete the Automatic Investment Plan portion on your Account Application. Make Sure you note:

   - Your bank name, address and account number

   - The amount you wish to invest automatically (minimum $50)

   - How often you want to invest (twice a month, every month, four times a year, twice a year or once a year)

2. Attach a voided personal check.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B shares, because Class A Shares have lower distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SELLING YOUR SHARES

You may sell your shares at
any time. Your sales price
will be the next NAV after
your sell order is received by
the Fund's transfer agent.
Your proceeds will be reduced
by any applicable CDSC.
Normally you will receive your
proceeds within a week after
your request is received. See
section on "General Policies
on Selling Shares" below.

CONTINGENT DEFERRED SALES CHARGE

When you sell Class B Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Chares" below for details.

INSTRUCTIONS FOR SELLING SHARES

BY TELEPHONE (unless you have declined telephone sales privileges)

1. Call 1-800-9-PRAXIS (1-800-977-2947) with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).

BY MAIL

1. Call 1-800-9-PRAXIS to request redemption forms or write a letter of instruction indicating:
   - your Fund and account number
   - amount you wish to redeem
   - address where your check should be sent
   - account owner signature

2. Mail to:

   MMA Praxis Mutual Funds, P.O. Box 182446, Columbus, OH 43218-2446
--------------------------------------------------------------------------------
WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is known as redeeming shares or a redemption of shares. A redemption fee may apply to shares held less than 30 days.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

BY OVERNIGHT SERVICE

1. Send to: MMA Praxis Mutual Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219-8000.

WIRE TRANSFER

You must indicate this option on your application.

Call 1-800-9-PRAXIS to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee.

AUTOMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account monthly, quarterly, semi-annually or annually. The minimum withdrawal is $50. To activate this feature:
  - Make sure you've checked the appropriate box on the Account Application. Or call 1-800-9-PRAXIS.
  - Include a voided personal check.
  - Your account must have a value of $10,000 or more to start withdrawals.
  - If the value of your accounts falls below $500 due to your withdrawals, you may be asked to add sufficient funds to bring the account back to $500 within 60 days, or the Fund may close your account and mail the proceeds to you.

No CDSC will be assessed on redemptions made in accordance with this feature that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly and quarterly redemptions will not be subject to a CDSC if they do not exceed 1% or 3%, respectively, of an account's net asset value on the redemption date. Any redemptions in accordance with this feature in excess of this limit are still subject to the applicable CDSC.

SHAREHOLDER INFORMATION

GENERAL POLICIES ON SELLING SHARES

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions from Individual Retirement Accounts ("IRAs"), 403(b) accounts and other qualified plans.

2. Redemption requests requiring a signature guarantee, which include each of the following.
  - The check is not being mailed to the address on your account.
  - The check is not being made payable to the owner of the account.
  - The redemption proceeds are being transferred to another Fund account with a different registration.
  - The redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, credit union, clearing agency, or savings association. Shareholders outside of the U.S. may obtain a U.S. Consulate Stamp in lieu of a signature guarantee.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have been taken, the Transfer Agent will not be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 10 BUSINESS DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agency is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a bank wire. Certified checks are also subject to ten-day escrow hold.

DELAYED REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission ("SEC") in order to protect remaining shareholders.

REDEMPTION IN KIND

The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than

SHAREHOLDER INFORMATION

1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares, net of any CDSC. When you convert these securities to cash, you will pay brokerage charges.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the shareholder's account.

FEE FOR SHORT-TERM REDEMPTIONS OR EXCHANGES

The Fund will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described below. This fee does not apply to shares acquired via dividend reinvestment, shares held in most qualified retirement plans, shares sold through a systematic withdrawal plan, non-discretionary rebalancing programs, redemptions requested within 30 days following the death or disability of the shareholder, or certain omnibus accounts where it is impractical to impose the fee. The fee will be limited to the extent that any shares that are not subject to the fee (e.g., shares acquired via a dividend reinvestment) are sold or exchanged first. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of the sale.

CLOSING OF SMALL ACCOUNTS

If your Fund account falls below $500 due to your redemptions, the Fund may ask you to increase your balance. If it is still below $500 after 60 days after notification, the Fund may notify you and close your account and send you the proceeds at the current NAV.

SMALL ACCOUNT FEE

To offset the relatively higher costs of servicing smaller accounts, you will be charged a fee at an annual rate of $14 if your account balance for a Fund falls below a minimum level of $2,000, except for UGMA and most individual qualified retirement plan accounts for which the minimum level is $1,000. However, you will not be charged this fee if the aggregate value of all of your MMA Praxis Mutual Fund accounts is at least $10,000. Accounts participating in the automatic investment plan, accounts opened through a financial institution, pension plan accounts administered

SHAREHOLDER INFORMATION
by a third-party plan administrator, accounts that are exempt from sales charges for new purchases, and brokerage accounts are not subject to this fee. The small account fee will be deducted automatically from your below-minimum Fund account on an annual basis and paid to BISYS Fund Services, the Funds' transfer agent. Each Fund account will normally be valued, and any deduction taken, during the first 15 business days of December of each calendar year.

SHAREHOLDER INFORMATION

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in the Funds and ways to qualify for reduced sales charges.

                              CLASS A                  CLASS B(1)
 Sales Charge (Load)          Front-end sales          No front-end sales
                              charge; reduced sales    charge. A contingent
                              charges available.(2)    deferred sales charge
                                                       (CDSC) may be imposed
                                                       on shares redeemed
                                                       prior to the fifth
                                                       anniversary of
                                                       purchase. Maximum
                                                       investment is
                                                       $100,000.
                              -----------------------------------------------
 Distribution and Service     Subject to annual        Subject to annual
 (12b-1) Fee                  distribution and         distribution and
                              shareholder servicing    shareholder servicing
                              fees of up to 0.50% of   fees of up to 1.00% of
                              each Fund's total        each Fund's assets.
                              assets.
                              -----------------------------------------------
 Fund Expenses                Lower annual expenses    Higher annual expenses
                              than Class B Shares.     than Class A Shares.
-----------------------------------------------------------------------------

(1) Converts to Class A Shares after ten years from the first business day of the month after purchase, thus reducing future annual expenses.

(2) You may incur a contingent deferred sales charge on shares redeemed within two years of a purchase of $1 million or more.

CALCULATION OF SALES CHARGES

CLASS A SHARES

Class A Shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

SHAREHOLDER INFORMATION

The current sales charge rates for each of the Funds are as follows:

FOR THE INTERMEDIATE INCOME FUND

                                           SALES       SALES CHARGE      DEALER
                                          CHARGE     AS A % OF YOUR    ALLOWANCE
    Your Investment                     AS A % OF    NET INVESTMENT    AS A % OF
                                         OFFERING                       OFFERING
                                          PRICE                          PRICE
CLASS A
Less than $50,000                         3.75%           3.90%          3.50%
----------------------------------------------------------------------------------
$50,000 but less than $100,000            3.25%           3.36%          3.00%
----------------------------------------------------------------------------------
$100,000 but less than $250,000           2.75%           2.83%          2.50%
----------------------------------------------------------------------------------
$250,000 but less than $500,000           2.00%           2.04%          1.75%
----------------------------------------------------------------------------------
$500,000 but less than $1,000,000         1.00%           1.01%          0.75%
----------------------------------------------------------------------------------
$1,000,000 and above(1)                   0.00%           0.00%          0.00%
----------------------------------------------------------------------------------

FOR THE CORE STOCK FUND, THE INTERNATIONAL FUND AND THE VALUE INDEX FUND

                                           SALES       SALES CHARGE      DEALER
                                          CHARGE     AS A % OF YOUR    ALLOWANCE
    Your Investment                     AS A % OF    NET INVESTMENT    AS A % OF
                                         OFFERING                       OFFERING
                                          PRICE                          PRICE
CLASS A
Less than $50,000                         5.25%           5.54%          4.75%
----------------------------------------------------------------------------------
$50,000 but less than $100,000            4.00%           4.17%          3.50%
----------------------------------------------------------------------------------
$100,000 but less than $250,000           3.00%           3.09%          2.50%
----------------------------------------------------------------------------------
$250,000 but less than $500,000           2.00%           2.04%          1.50%
----------------------------------------------------------------------------------
$500,000 but less than $1,000,000         1.50%           1.52%          1.00%
----------------------------------------------------------------------------------
$1,000,000 and above(1)                   0.00%           0.00%          0.00%
----------------------------------------------------------------------------------

(1) There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or up to 0.50% if redeemed in the second year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

SHAREHOLDER INFORMATION

CLASS B SHARES

Class B Shares of the Funds are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your shares of a Fund before the fifth anniversary of purchase, you will have to pay a contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions. The Funds reserve the right to reject an order of $100,000 or more in Class B Shares.

                              YEARS           CDSC AS A % OF
                              SINCE           DOLLAR AMOUNT
                            PURCHASE        SUBJECT TO CHARGE
                               0-1                4.00%
                               1-2                4.00%
                               2-3                3.00%
                               3-4                2.00%
                               4-5                1.00%
                           more than 5             None

If you sell some but not all of your shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 100 shares at $10 a share (for a total cost of $1,000). Three years later, the shares have a net asset value of $12 per share and during that time the investor acquired 10 additional shares through dividend reinvestment. If the investor then makes one redemption of 50 shares (resulting in proceeds of $600, 50 shares X $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such investor received from selling his or her shares will be subject to the contingent deferred sales charge, at a rate of 3.00% (the applicable rate in the third year after purchase).

Class B Shares, and any dividends and distributions paid on such shares, automatically convert to Class A Shares after ten years from the first business day of the month after purchase. If you purchased Class B Shares of one Fund that you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B Shares to Class A Shares is not considered a taxable event for Federal income tax purposes. After

SHAREHOLDER INFORMATION
conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares that will increase your investment return compared to the Class B Shares.

SALES CHARGE REDUCTIONS

Reduced sales charges for Class A Shares (excluding the Money Market Fund) are available to shareholders with investments of $50,000 or more in any class of shares. In addition, you may qualify for reduced sales charges under the following circumstances:

  - Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares of any class over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent, not including appreciation, dividends and capital gains.

  - Rights of Accumulation. When the value of shares of any class you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

  - Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members at the same address (spouse and children under 21) to achieve reduced sales charges. Shareholders must instruct the Fund in writing to have the household accounts combined in order to qualify for the Combination Privilege.

SALES CHARGE WAIVERS

The following qualify for waivers of Class A Shares front-end sales charges and Class B Shares CDSC:

    1. following the death or disability (as defined in the Statement of Additional Information) of a Shareholder (CDSC Waiver);

    2. to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other retirement plan to a Shareholder who has attained the age of 70 1/2 (CDSC Waiver);

    3. for accounts owned by Trustees of the Company, officers, directors, employees and retired employees of (a) the Adviser and its affiliates and
       (b) The BISYS Group, Inc. and its affiliates, and spouses and children under the age of 21 of each of the foregoing;

    4. for accounts owned by employees (and their spouses and children under the age of 21, and their employed staff) of any broker-dealer with whom the Distributor enters into a dealer agreement to sell Shares of the Funds;

    5. to the extent that the redemption is involuntary (CDSC Waiver);

SHAREHOLDER INFORMATION

    6. for accounts owned by all MMA Capital Management, Mennonite Foundation and MMA Trust Company investment advisory accounts;

    7. for investment advisors or financial planners who place trades for their own accounts or the accounts of their clients, and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent: such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401, 403(b) or 457 of the Internal Revenue Code and "rabbi trusts";

    8. provided that the Shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan feature, subject to the limitation set forth under "Auto Withdrawal Plan", above, (CDSC Waiver);

    9. for accounts owned by employees of firms that have entered into an agreement to offer the Funds as part of their retirement or deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401, 403(b) or 457 of the Internal Revenue Code administered by third-party plan administrators on behalf of plan participants; and

  10. for investment of proceeds from redemptions from another mutual fund complex within 90 days after redemption, provided you had paid a front-end sales charge when acquiring those shares.

For items 1 and 2 above, shareholders must notify the Distributor either directly or through their broker-dealers, at the time of purchase or redemption, that they are entitled to a waiver of the sales charge or CDSC. For Items 3, 4, 6, 7, 9 and 10 above, shareholders must notify the Distributor directly, AT THE TIME OF PURCHASE, that they are entitled to a waiver of the sales charge or CDSC. The waiver will be granted subject to confirmation of the investor's situation. For Item 7 above, sales load waivers do not apply to any fees imposed on redemptions or exchanges. Please see page 55 for more information.

The Distributor and the Adviser, at their expense and from their legitimate profits, may provide compensation to dealers in connection with sales of Shares of a Fund. Shares sold subject to the waiver of the sales charges are not eligible for the payment of such compensation.

The Distributor may provide additional compensation to securities dealers in an amount up to 0.75% of the offering price of Class A Shares, as applicable, of the Funds for individual sales of $1 million to $5 million and 0.50% of the offering price of Class A Shares, as applicable, for individual sales over $5 million.

SHAREHOLDER INFORMATION

REINSTATEMENT PRIVILEGE

If you have sold Class A Shares or Class B Shares of a Fund and decide to reinvest in the same class of the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

DISTRIBUTION AND SERVICE (12b-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an on-going basis, and will increase the cost of your investment. A portion of the 12b-1 fees for each class of each Fund is currently being waived by the distributor to help maintain a competitive overall expense ratio.

The 12b-1 fees vary by share class as follows:

  - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution.

  - Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

  - The higher 12b-1 fee on Class B Shares, together with the CDSC, help the Distributor sell Class B Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES

INSTRUCTIONS FOR EXCHANGING SHARES

You can exchange your shares in one Fund for shares of another MMA Praxis Mutual Fund, including the MMA Praxis Shares of the Pax World Money Market Fund, Inc. (the "Money Market Fund") (which is offered through a separate prospectus), usually without paying additional sales charges (see "Notes" below). Shares held less than 30 days may incur a fee upon exchange. Please see page 48 regarding "Fee for Short-Term Redemptions or Exchanges". Exchanges between Class A and Class B are prohibited, except for those shareholders that qualify for sales charge waivers, as outlined on pages 52 and 53 of this prospectus. Otherwise, if you are a Class B shareholder and wish to purchase Class A Shares of the same Fund or another Fund, you will be required to pay any applicable front-end sales charge (for the purchase of Class A Shares) and CDSC (for the selling of Class B Shares). However, as discussed above, Class B Shares of a Fund held for ten years will automatically be converted into Class A Shares of the same Fund. The Money Market Fund is offered in Class A only. Anyone who wishes to exchange Class B Shares of another Fund for the Money Market Fund must redeem their Class B Fund Shares, pay all applicable CDSC charges and purchase the Money Market Fund shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Exchanges may be made by sending a written request to MMA Praxis Mutual Funds, P.O. Box 182446, Columbus, OH 43218-2446, or by calling 1-800-9-PRAXIS. Please provide the following information:

     - Your name and telephone number

     - The exact name on your account and account number

     - Taxpayer identification number (usually your Social Security number)

     - Dollar value or number of shares to be exchanged

     - The name of the Fund from which the exchange is to be made and the account number

     - The name of the Fund into which the exchange is being made. If this is an existing account, please provide the account number.

See "Selling your Shares" for important information about telephone transactions.

NOTES ON EXCHANGES

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to four exchanges within a calendar year.

The registration and tax identification numbers of the two accounts must be identical.

SHAREHOLDER INFORMATION

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you may pay the difference.

Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

MMA PRAXIS INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

An MMA Praxis IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement programs. MMA Praxis IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis. MMA Praxis offers the following types of
IRAs:

     - Traditional               - Coverdell Education Savings
                                   Account
     - Roth                      - Simplified Employee Pension
                                   (SEP).

A SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRA's on behalf of all eligible employees.

All MMA Praxis IRA distribution request must be made in writing to BISYS Fund Services. Any additional deposits to an MMA Praxis IRA must distinguish the type and year of the contribution.

For more information on an MMA Praxis IRA or, to request an MMA Praxis IRA application, call the Funds at 1-800-9-PRAXIS, or visit the Funds' website at http://www.mmapraxis.com to download applications and forms. Shareholders are advised to consult a tax adviser regarding IRA contribution and withdrawal requirements and restrictions.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA PLANS)

An MMA Praxis SIMPLE IRA Plan gives employers the ability to offer tax-deferred IRA accounts to their employees that are funded with salary reduction contributions and employer matching or non-elective contributions.

403(B)(7) DEFINED CONTRIBUTION PLAN

An MMA Praxis 403(b)(7) Defined Contribution Plan offers employers that are tax-exempt organizations the ability to establish tax-deferred accounts for their employees that also permit salary reduction contributions.

SHAREHOLDER INFORMATION

DIRECTED DIVIDENDS

A shareholder with an account having a current market value of at least $5,000 may elect to have all income dividends and capital gains distributions reinvested in one of the Company's other Funds (provided the other Fund is maintained at its minimum required balance). The entire directed dividend (100%) must be reinvested into the other Fund if this option is chosen. This option is available only to the same shareholder involving Funds with the same shareholder registration.

The Directed Dividend Option may be modified or terminated by the Company at any time after notice to the participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor.

AUTOMATIC VOLUNTARY CHARITABLE CONTRIBUTIONS TO THE MENNONITE FOUNDATION

The Mennonite Foundation, Inc. was organized as a non-for-profit, public foundation in 1952 and received 501(c)(3) tax status in 1953. The Foundation's primary purposes are to facilitate the missions of church institutions through a wide range of planned giving and asset management services, and to provide stewardship education seminars in church and other settings.

In keeping with the socially responsible objectives of MMA Praxis Mutual Funds, Fund shareholders may elect to make automatic, voluntary contributions of all or a percentage of their income dividends and/or capital gains to The Mennonite Foundation, Inc. In order to make such an election, shareholders must elect to receive income dividends and/or capital gain distributions in cash. Shareholders may indicate their desire to contribute by completing the appropriate section of the account application regarding dividend elections. In order to qualify for the automatic charitable contributions plan, shareholders are required to maintain a minimum balance of $10,000 in the account from which voluntary contributions are made.

The Foundation will manage contributions received from shareholders in the Foundation's "Charitable Gift Fund," under current operating procedures. A shareholder may advise the Foundation, with respect to their contributions, as to the identity of desired charitable distributees, and the possible timing and amounts of distributions. The Charitable Gift Fund has a minimum distribution amount of $100. The Foundation retains legal and equitable control of the Charitable Gift Fund, and follows a published list of guidelines when determining whether to make a distribution. Shareholders with an account balance under $10,000 may also participate in The Mennonite Foundation Charitable Gift Fund by making contributions directly to the Foundation.

In 2003, the Foundation disbursed approximately $31,137,071 to church and charitable organizations. Contributions to the Foundation are charitable contributions and, subject to tax law limitations are tax deductible on the itemized tax return of the contributor. Shareholders who contribute to the Foundation will receive an annual report of Foundation activities during the year.

SHAREHOLDER INFORMATION

The directors of the Foundation serve in a voluntary capacity and are not paid directly or indirectly for their service to the Foundation, except for expenses associated with directors' meetings. The Foundation and the Adviser share a common board of directors and also have certain officers in common.

You may obtain additional information, including the operating procedures of the Charitable Gift Fund, by writing to The Mennonite Foundation, 1110 N. Main Street, P.O. Box 483, Goshen, Indiana, 46528.

CHARITABLE GIFT OPTION

The Charitable Gift Option allows certain shareholders of the Funds to designate all or any portion of their accounts to automatically be transferred to a church or charitable organization at the death of the shareholder. To participate in the Charitable Gift Option, shareholders should call 1-800-9-PRAXIS for more information and to receive the necessary enrollment forms. For a shareholder to change the Charitable Gift Option instructions or to discontinue the feature, a written request must be sent to the Distributor. It shall be the responsibility of the shareholder to ascertain the tax-exempt qualification of a receiving organization. Neither the Company, the Adviser, nor the Distributor will verify the qualifications of any receiving organizations, or issue any charitable receipts. An investor should consult with his or her own tax counsel and estate planner as to the availability and tax and probate consequences of this feature of the Funds under applicable state or federal law.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on the Core Stock Fund, the International Fund, and the Value Index Fund are usually paid semiannually. Income dividends on the Intermediate Income Fund are usually paid monthly. Capital gains for all Funds are distributed at least annually.

Dividends and other distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and gains from any sale or exchange may be subject to applicable taxes.

Dividends generally are taxable as ordinary income. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your Fund shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent

SHAREHOLDER INFORMATION
attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

In certain years, you may be able to claim a credit or deduction for your share of foreign taxes paid by the International Fund.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts.

This tax discussion is meant only as a general summary. Because each investor's tax situation is unique, you should consult your tax adviser about the particular consequences to you of investing in the Funds.

                                                                              61
                                                                 FUND MANAGEMENT

FUND MANAGEMENT

THE INVESTMENT ADVISER

                                   [ICON]

MMA Capital Management ("MMA" or the "Adviser"), 1110 North Main Street, Goshen, Indiana 46528 is the investment adviser for the Funds. The Adviser, which is a separate corporate entity controlled by the board of directors of Mennonite Mutual Aid, Inc., is a registered investment adviser with the SEC. As of December 31, 2003, the Adviser had over $12,967,348 (this excludes Praxis assets) million in assets under management, primarily through management of large accounts for individuals and institutions, which amount excludes the assets managed by the Adviser for the Funds. MMA has retained Evergreen Investment Management Company, LLC ("Evergreen") as investment sub-adviser to the International Fund. Evergreen, which is located at 200 Berkeley Street, Boston, Massachusetts 02116, specializes in international investment management and as of December 31, 2003 had approximately $274.3 billion in assets under management.

MMA makes the day-to-day investment decisions for the Core Stock Fund, the Intermediate Income Fund and the Value Index Fund and oversees Evergreen's investments for the International Fund. In addition, MMA continuously reviews, supervises and administers each Fund's investment program. For these advisory services, the Funds paid the following fees during the fiscal year ended December 31, 2003:

                                                             PERCENTAGE OF
                                                          AVERAGE NET ASSETS
                                                            AS OF 12/31/03
                                                     ------------------------------
 INTERMEDIATE INCOME FUND                                        0.02%
                                                    ------------------------------
 CORE STOCK FUND                                                 0.37%
                                                    ------------------------------
 INTERNATIONAL FUND                                              0.46%
                                                    ------------------------------
 VALUE INDEX FUND                                                0.03%
-----------------------------------------------------------------------------------

* The Adviser waived a portion of its fees for the fiscal year ended December 31, 2003. Contractual fees (as a percentage of average daily net assets) were 0.74%, 0.50%, 0.90% and 0.30% for the Core Stock Fund, the Intermediate Income Fund, the International Fund and the Value Index Fund, respectively.

FUND MANAGEMENT

PORTFOLIO MANAGERS

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds' portfolios:

CORE STOCK AND THE VALUE INDEX FUND

  CHAD HORNING, CFA

     - Chad Horning has been co-portfolio manager of the Core Stock fund since 2000 and co-manager of the Value Index fund since its inception. He began at MMA as an equity analyst in 1999. Prior to joining MMA, he was an economic analyst for Devtech Systems, an international development consulting firm in Washington, DC. He received a BA in Economics from Goshen College in 1991 and an MA in Economics from the University of Maryland in 1996. Chad earned the Chartered Financial Analyst (CFA) designation in 2001.

JOHN NUSSBAUM, CFA

     - John Nussbaum has been co-portfolio manager of the Core Stock fund since 2000 and co-manager of the Value Index fund since its inception. Prior to serving as co-portfolio manager of the Core Stock fund, he was assistant equity investment manager for the fund since its inception. Prior to that, he began at MMA as an equity analyst in 1988. He received a BS in Accounting from Eastern Mennonite University and an MBA from Ohio State University. John earned the Chartered Financial Analyst (CFA) designation in 1994.

INTERMEDIATE INCOME FUND

  DELMAR KING

     - Delmar King has managed the Intermediate Income Fund since its inception. He began his investment career with Mennonite Mutual Aid in 1973. He received a BA in Economics from Goshen College and received a Masters Degree in Business Administration from Indiana University in 1971.

ROBERT NELSON, CFA

     - Robert Nelson joined Mennonite Mutual Aid in 2000 and was named co-portfolio manager of the Intermediate Income Fund in 2001. He began his investment career in 1990. He received a BS in Accounting from the State University of New York at Fredonia and a Masters Degree in Business Administration from Clarkson University. He earned the Chartered Financial Analyst (CFA) designation in 1993.

FUND MANAGEMENT

                                                                              63

INTERNATIONAL FUND

Evergreen utilizes a team approach to the management of the Fund. All of Evergreen's portfolio managers and research analysts are members of the investment team. The investment team develops a broad investment strategy, establishes a framework of country allocations and contributes individual stock selections. The portfolio managers primarily responsible for overseeing Evergreen's management of the Fund are Gilman C. Gunn, III, Liu-Er Chen, CFA and Francis X. Claro, CFA:

GILMAN C. GUNN, III


     - Gilman C. Gunn, III is a Managing Director and Senior Portfolio Manager at Evergreen. He has 28 years of investments experience, and has managed the Evergreen International Team for the last eleven years. The International Team manages $2.25 billion in international assets. Currently, the team is responsible for: the Evergreen International Growth Fund, the Evergreen Global Opportunities Fund, the Evergreen Emerging Markets Growth Fund, the Evergreen Latin America Fund, the Evergreen Healthcare Fund and the Evergreen Global Leaders Fund. Mr. Gunn joined Evergreen on January 1, 1991. Prior to joining Evergreen, he spent 7 years in London. Mr. Gunn headed Citibank's London-based private client investment department and before that, was head of Global Investment Research for Paribas Capital Markets in London. He spent two years in Kuwait as an Advisor to the Kuwait International Investment Company and also one year in Thailand. Before going overseas, Mr. Gunn managed an $800 million bond portfolio for The Chubb Corporation in New York. He received his M.B.A. from N.Y.U. and has been quoted extensively in The Wall Street Journal, Barrons (cover story), Business Week, Forbes, Bloomberg, and other international publications.


LIU-ER CHEN, CFA

     - Liu-Er Chen, CFA is a Director and Portfolio Manager for the Evergreen Health Care Fund and the Evergreen Emerging Markets Growth Fund. He was raised in China and received advanced medical training there and later received intensive training in Neuroscience at Cornell University. Subsequently, Mr. Chen received his M.B.A. at Columbia University. Prior to joining Evergreen, he spent three years working in strategic planning for U.S. and German pharmaceutical companies. Mr. Chen speaks Mandarin as his first language. He is a member of the Boston Security Analysts Society and has been awarded the Chartered Financial Analyst designation by the Association for Investment Management and Research (AIMR).

FRANCIS X. CLARO, CFA

     - Francis X. Claro, CFA is a Director and Portfolio Manager for the international portion of the Evergreen Global Opportunities Fund. Previously

FUND MANAGEMENT

                                                                              64

       he was a Co-Portfolio Manager for the Evergreen Latin America Fund and the Evergreen Emerging Markets Growth Fund. Prior to Evergreen, Mr. Claro worked as an Investment Officer with the Inter-American Investment Corporation, where he was responsible for making private equity and debt investments across sectors. He also worked as Senior Consultant for Price Waterhouse's International Consulting practice in the U.S. and United Kingdom. In addition, Mr. Claro worked as an officer for Hostelera Iberica, a services company in Spain. He holds a Bachelor degree in Business from ESADE in Barcelona, Spain, an M.Sc. from the London School of Economics, and an M.B.A. from the Harvard Business School. Mr. Claro is fluent in Spanish and Catalan, as his primary languages, as well as Portuguese and French, and has lived in Spain and the United Kingdom. He is a member of the Boston Security Analysts Society and has been awarded the Chartered Financial Analyst designation by the Association for Investment Management and Research (AIMR).

The Statement of Additional Information has more detailed information about MMA and Evergreen and other service providers.

THE DISTRIBUTOR AND ADMINISTRATOR

BISYS Fund Services is the Funds' distributor and administrator. Their address is 3435 Stelzer Road, Columbus, OH 43219.

CAPITAL STRUCTURE

MMA Praxis Mutual Funds was organized as a Delaware business trust on September 30, 1993, and overall responsibility for the management of the Funds is vested in the Board of Trustees. Shareholders will each be liable for all obligations of a Fund in which they hold shares. However, the risk of a shareholder incurring financial loss on account of liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held and will vote in the aggregate and not by series except as otherwise expressly required by law.

                                                                              65
                                                            FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

INTRODUCTION

                                  [ICON]

The financial highlights tables are indented to help you understand each Fund's financial performance for the past five years (or shorter periods, as applicable). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in a Fund assuming the reinvestment of all dividends and distributions. This information for the years ended December 31, 2003, 2002 and 2001, have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, are included in the annual report of the Funds, which is available upon request. The information for years/periods prior to December 31, 2001 was audited by the Funds' former auditors.

FINANCIAL HIGHLIGHTS

MMA PRAXIS INTERMEDIATE INCOME FUND

                                CLASS A SHARES
                                -------------------------------------------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    MAY 12, 1999 TO
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                    2003           2002           2001           2000          1999 (a)
  NET ASSET VALUE, BEGINNING
    OF PERIOD                     $ 10.05        $  9.69        $  9.62        $  9.46          $  9.88
  ---------------------------------------------------------------------------------------------------------
  Investment Activities
    Net investment income            0.39           0.48           0.54           0.58             0.33
    Net realized and
      unrealized gains
      (losses) from
      investments                   (0.03)          0.37           0.07           0.16            (0.37)
  ---------------------------------------------------------------------------------------------------------
        Total from Investment
           Activities                0.36           0.85           0.61           0.74            (0.04)
  ---------------------------------------------------------------------------------------------------------
  Distributions
    Net investment income           (0.42)         (0.49)         (0.54)         (0.58)           (0.37)
    Net realized gains                 --             --             --             --            (0.01)
  ---------------------------------------------------------------------------------------------------------
        Total Distributions         (0.42)         (0.49)         (0.54)         (0.58)           (0.38)
  ---------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF
    PERIOD                        $  9.99        $ 10.05        $  9.69        $  9.62          $  9.46
  ---------------------------------------------------------------------------------------------------------
  Total Return (excludes sales
    charge)                          3.67%          9.02%          6.47%          8.03%           (0.45%)(b)
  RATIOS/SUPPLEMENTAL DATA:
    Net Assets at end of
      period (000)                $39,270        $32,391        $26,931        $20,410          $17,670
    Ratio of expenses to
      average net assets             0.85%          0.85%          0.85%          0.85%            0.85%(c)
    Ratio of net investment
      income to average net
      assets                         3.85%          4.94%          5.59%          6.15%            5.81%(c)
    Ratio of expenses to
      average net assets*            1.58%          1.69%          1.65%          1.66%            1.66%(c)
    Portfolio Turnover (d)          47.58%         58.16%         36.00%         49.66%           37.78%


  ---------------------------------------------------------------------------------------------------------

 * During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS

MMA PRAXIS INTERMEDIATE INCOME FUND

                                CLASS B SHARES
                                ------------------------------------------------------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    2003           2002           2001           2000           1999
  NET ASSET VALUE, BEGINNING
    OF PERIOD                     $ 10.05        $  9.69        $  9.61        $  9.46        $ 10.17
  ------------------------------------------------------------------------------------------------------
  Investment Activities
    Net investment income            0.34           0.45           0.52           0.55           0.54
    Net realized and
      unrealized gains
      (losses) from
      investments                   (0.03)          0.36           0.07           0.15          (0.73)
  ------------------------------------------------------------------------------------------------------
        Total from Investment
           Activities                0.31           0.81           0.59           0.70          (0.19)
  ------------------------------------------------------------------------------------------------------
  Distributions
    Net investment income           (0.38)         (0.45)         (0.51)         (0.55)         (0.51)
    Net realized gains                 --             --             --             --          (0.01)
  ------------------------------------------------------------------------------------------------------
        Total Distributions         (0.38)         (0.45)         (0.51)         (0.55)         (0.52)
  ------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF
    PERIOD                        $  9.98        $ 10.05        $  9.69        $  9.61        $  9.46
  ------------------------------------------------------------------------------------------------------
  Total Return (excludes
    redemption charge)               3.14%          8.64%          6.21%          7.68%         (1.90%)
  RATIOS/SUPPLEMENTAL DATA:
    Net Assets at end of
      period (000)                $44,238        $41,544        $35,814        $32,212        $33,111
    Ratio of expenses to
      average net assets             1.30%          1.20%          1.20%          1.20%          1.16%
    Ratio of net investment
      income to average net
      assets                         3.41%          4.59%          5.26%          5.79%          5.35%
    Ratio of expenses to
      average net assets*            2.07%          2.19%          2.15%          2.16%          2.17%
    Portfolio Turnover (a)          47.58%         58.16%         36.00%         49.66%         37.78%
  ------------------------------------------------------------------------------------------------------

 * During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS

MMA PRAXIS CORE STOCK FUND

                                CLASS A SHARES
                                ---------------------------------------------------------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    MAY 12, 1999 TO
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                    2003           2002           2001           2000          1999 (A)
  NET ASSET VALUE, BEGINNING
    OF PERIOD                     $ 11.00        $ 13.44        $ 14.59        $ 15.02          $ 17.39
  ---------------------------------------------------------------------------------------------------------
  Investment Activities
    Net investment income            0.05           0.04           0.03           0.03             0.01
    Net realized and
      unrealized gains
      (losses) from
      investments                    2.01          (2.48)         (1.18)         (0.08)           (0.24)
  ---------------------------------------------------------------------------------------------------------
        Total from Investment
           Activities                2.06          (2.44)         (1.15)         (0.05)           (0.23)
  ---------------------------------------------------------------------------------------------------------
  Distributions
    Net investment income              --(b)          --             --             --               --
    Net realized gains                 --             --             --          (0.38)           (2.14)
  ---------------------------------------------------------------------------------------------------------
        Total Distributions            --             --             --          (0.38)           (2.14)
  ---------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF
    PERIOD                        $ 13.06        $ 11.00        $ 13.44        $ 14.59          $ 15.02
  ---------------------------------------------------------------------------------------------------------
  Total Return (excludes sales
    charge)                         18.77%        (18.15%)        (7.88%)        (0.43%)          (0.91%)(c)
  RATIOS/SUPPLEMENTAL DATA:
    Net Assets at end of
      period (000)                $41,244        $25,314        $24,780        $17,783          $10,318
    Ratio of expenses to
      average net assets             1.25%          1.20%          1.20%          1.20%            1.20%(d)
    Ratio of net investment
      income to average net
      assets                         0.45%          0.35%          0.25%          0.21%            0.20%(d)
    Ratio of expenses to
      average net assets*            1.86%          1.94%          1.86%          1.82%            1.82%(d)
    Portfolio Turnover (e)           7.68%         10.20%         17.58%         22.77%           77.18%
  ---------------------------------------------------------------------------------------------------------


 * During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.

(b) Distribution per share was less than $0.005.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS

MMA PRAXIS CORE STOCK FUND

                                CLASS B SHARES
                                ------------------------------------------------------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    2003           2002           2001           2000           1999
  NET ASSET VALUE, BEGINNING
    OF PERIOD                     $  10.74       $  13.19       $  14.42       $  14.94       $  15.29
  ------------------------------------------------------------------------------------------------------
  Investment Activities
    Net investment income
      (loss)                         (0.02)         (0.02)         (0.04)         (0.05)         (0.06)
    Net realized and
      unrealized gains
      (losses) from
      investments                     1.95          (2.43)         (1.19)         (0.09)          1.85
  ------------------------------------------------------------------------------------------------------
        Total from Investment
           Activities                 1.93          (2.45)         (1.23)         (0.14)          1.79
  ------------------------------------------------------------------------------------------------------
  Distributions
    Net realized gains                  --             --             --          (0.38)         (2.14)
  ------------------------------------------------------------------------------------------------------
        Total Distributions             --             --             --          (0.38)         (2.14)
  ------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF
    PERIOD                        $  12.67       $  10.74       $  13.19       $  14.42       $  14.94
  ------------------------------------------------------------------------------------------------------
  Total Return (excludes
    redemption charge)               17.97%        (18.57%)        (8.53%)        (1.04%)        12.16%
  RATIOS/SUPPLEMENTAL DATA:
    Net Assets at end of
      period (000)                $127,348       $111,598       $139,788       $158,850       $158,286
    Ratio of expenses to
      average net assets              1.90%          1.75%          1.75%          1.75%          1.75%
    Ratio of net investment
      income (loss) to average
      net assets                     (0.21%)        (0.20%)        (0.31%)        (0.33%)        (0.41%)
    Ratio of expenses to
      average net assets*             2.33%          2.44%          2.36%          2.31%          2.35%
    Portfolio Turnover (a)            7.68%         10.20%         17.58%         22.77%         77.18%
  ------------------------------------------------------------------------------------------------------

 * During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS

MMA PRAXIS INTERNATIONAL FUND

                                CLASS A SHARES
                                ---------------------------------------------------------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    MAY 12, 1999 TO
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                    2003           2002           2001           2000          1999 (A)
  NET ASSET VALUE, BEGINNING
    OF PERIOD                     $  7.45        $  9.28        $ 12.53        $ 18.19          $ 13.76
  ---------------------------------------------------------------------------------------------------------
  Investment Activities
    Net investment income
      (loss)                         0.04           0.01           0.04           0.42            (0.01)
    Net realized and
      unrealized gains
      (losses) from
      investments and
      translation of assets          2.00          (1.79)         (3.23)         (4.04)            4.81
  ---------------------------------------------------------------------------------------------------------
        Total from Investment
           Activities                2.04          (1.78)         (3.19)         (3.62)            4.80
  ---------------------------------------------------------------------------------------------------------
  Distributions
    Net investment income           (0.06)         (0.03)         (0.06)         (0.32)           (0.10)
    Return of capital                  --          (0.02)            --          (0.04)              --
    Net realized gains                 --             --             --          (1.68)           (0.27)
  ---------------------------------------------------------------------------------------------------------
        Total Distributions         (0.06)         (0.05)         (0.06)         (2.04)           (0.37)
  ---------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF
    PERIOD                        $  9.43        $  7.45        $  9.28        $ 12.53          $ 18.19
  ---------------------------------------------------------------------------------------------------------
  Total Return (excludes
    redemption charge)              27.53%        (19.29%)       (25.42%)       (20.23%)          35.09%(b)
  RATIOS/SUPPLEMENTAL DATA:
    Net Assets at end of
      period (000)                $97,396        $68,989        $71,043        $30,790          $24,215
    Ratio of expenses to
      average net assets             1.50%          1.45%          1.45%          1.45%            1.45%(c)
    Ratio of net investment
      income to average net
      assets                         0.49%          0.11%          0.11%          1.99%            0.02%(c)
    Ratio of expenses to
      average net assets*            2.14%          2.24%          2.16%          2.25%            2.28%(c)
    Portfolio Turnover (d)         145.51%         76.38%         61.33%         48.31%           57.73%
  ---------------------------------------------------------------------------------------------------------

 * During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS

MMA PRAXIS INTERNATIONAL FUND

                                CLASS B SHARES
                                ------------------------------------------------------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    2003           2002           2001           2000           1999
  NET ASSET VALUE, BEGINNING
    OF PERIOD                     $  7.39        $  9.23        $ 12.51        $ 18.21        $ 13.05
  ------------------------------------------------------------------------------------------------------
  Investment Activities
    Net investment income
      (loss)                        (0.01)         (0.04)         (0.04)          0.31          (0.08)
    Net realized and
      unrealized gains
      (losses) from
      investments and
      translation of assets
      and liabilities in
      foreign currencies             1.98          (1.78)         (3.20)         (4.01)          5.54
  ------------------------------------------------------------------------------------------------------
        Total from Investment
           Activities                1.97          (1.82)         (3.24)         (3.70)          5.46
  ------------------------------------------------------------------------------------------------------
  Distributions
    Net investment income           (0.04)            --          (0.04)         (0.28)         (0.03)
    Return of capital                  --          (0.02)            --          (0.04)            --
    Net realized gains                 --             --             --          (1.68)         (0.27)
  ------------------------------------------------------------------------------------------------------
        Total Distributions         (0.04)         (0.02)         (0.04)         (2.00)         (0.30)
  ------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF
    PERIOD                        $  9.32        $  7.39        $  9.23        $ 12.51        $ 18.21
  ------------------------------------------------------------------------------------------------------
  Total Return (excludes
    redemption charge)              26.73%        (19.73%)       (25.92%)       (20.64%)        42.00%
  RATIOS/SUPPLEMENTAL DATA:
    Net Assets at end of
      period (000)                $21,468        $17,608        $22,364        $30,317        $34,509
    Ratio of expenses to
      average net assets             2.15%          2.00%          2.00%          2.00%          2.00%
    Ratio of net investment
      income (loss) to average
      net assets                    (0.15%)        (0.44%)        (0.44%)         1.73%         (0.28%)
    Ratio of expenses to
      average net assets*            2.63%          2.74%          2.65%          2.74%          2.82%
    Portfolio Turnover (a)         145.51%         76.38%         61.33%         48.31%         57.73%
  ------------------------------------------------------------------------------------------------------

 * During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS

MMA PRAXIS VALUE INDEX FUND

                                           CLASS A
                                           --------------------------------------------
                                            YEAR ENDED     YEAR ENDED    MAY 2, 2001 TO
                                           DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                               2003           2002          2001(A)
  NET ASSET VALUE, BEGINNING OF PERIOD       $  6.72        $  8.79         $ 10.00
  -------------------------------------------------------------------------------------
  Investment Activities
    Net investment income                       0.10           0.07            0.03
    Net realized and unrealized gains
      (losses) on investments                   1.93          (2.07)          (1.20)
  -------------------------------------------------------------------------------------
        Total from Investment Activities        2.03          (2.00)          (1.17)
  -------------------------------------------------------------------------------------
  Distributions
    Net investment income                      (0.10)         (0.07)          (0.03)
    Net realized gains                            --             --           (0.01)
  -------------------------------------------------------------------------------------
        Total Distributions                    (0.10)         (0.07)          (0.04)
  -------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD             $  8.65        $  6.72         $  8.79
  -------------------------------------------------------------------------------------
  Total Return*                                30.38%       (22.81%)         (11.72%)(b)
  RATIOS/SUPPLEMENTAL DATA:
    Net Assets at end of period (000)        $25,815        $15,071         $14,136
    Ratio of expenses to average net
      assets                                    0.95%          0.95%           0.95%(c)
    Ratio of net investment income to
      average net assets                        1.49%          0.98%           0.61%(c)
    Ratio of expenses to average net
      assets**                                  1.71%          2.13%           2.44%(c)
    Portfolio Turnover (d)                     35.21%         30.61%          17.86%
  -------------------------------------------------------------------------------------

 *  Excludes sales charge for Class A and redemption charge for Class B.
 ** During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS

MMA PRAXIS VALUE INDEX FUND

                                           CLASS B
                                           --------------------------------------------
                                            YEAR ENDED     YEAR ENDED    MAY 2, 2001 TO
                                           DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                               2003           2002          2001(A)
  NET ASSET VALUE, BEGINNING OF PERIOD       $  6.71        $  8.78         $ 10.00
  -------------------------------------------------------------------------------------
  Investment Activities
    Net investment income                       0.07           0.03              --
    Net realized and unrealized gains
      (losses) on investments                   1.93          (2.07)          (1.20)
  -------------------------------------------------------------------------------------
        Total from Investment Activities        2.00          (2.04)          (1.20)
  -------------------------------------------------------------------------------------
  Distributions
    Net investment income                      (0.07)         (0.03)          (0.01)
    Net realized gains                            --             --           (0.01)
  -------------------------------------------------------------------------------------
        Total Distributions                    (0.07)         (0.03)          (0.02)
  -------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD             $  8.64        $  6.71         $  8.78
  -------------------------------------------------------------------------------------
  Total Return*                                29.82%       (23.24%)         (12.01%)(b)
  RATIOS/SUPPLEMENTAL DATA:
    Net Assets at end of period (000)        $ 5,651        $ 3,227         $ 2,593
    Ratio of expenses to average net
      assets                                    1.50%          1.50%           1.50%(c)
    Ratio of net investment income to
      average net assets                        0.94%          0.44%           4.00%(c)
    Ratio of expenses to average net
      assets**                                  2.21%          2.64%           2.58%(c)
    Portfolio Turnover (d)                     35.21%         30.61%          17.86%
  -------------------------------------------------------------------------------------

 *  Excludes sales charge for Class A and redemption charge for Class B.

 ** During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on each Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER THAT SELLS THE FUNDS, OR BY CONTACTING THE FUNDS AT:

                    MMA PRAXIS MUTUAL FUNDS
                    3435 STELZER ROAD
                    COLUMBUS, OHIO 43219
                    TELEPHONE: 1-800-9-PRAXIS
                    INTERNET: http://www.mmapraxis.com(1)

You can review and get copies of the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

- For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009 or calling 1-202-942-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

- Free from the Commission's website at http://www.sec.gov.

(1) The Funds' website is not a part of this prospectus.

Investment Company Act file no. 811-08056

                                                                 [LOGO]   [LOGO]

[MMA LOGO]

                      MMA PRAXIS INTERMEDIATE INCOME FUND
                           MMA PRAXIS CORE STOCK FUND
                          MMA PRAXIS INTERNATIONAL FUND
                           MMA PRAXIS VALUE INDEX FUND

                       EACH AN INVESTMENT PORTFOLIO OF THE

                             MMA PRAXIS MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2004

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the most current prospectus for the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis International Fund and the MMA Praxis Value Index Fund (the "Prospectus"). The MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis International Fund and the MMA Praxis Value Index Fund are hereinafter referred to individually as a "Fund" or the "Intermediate Income Fund," the "Core Stock Fund" the "International Fund" and the "Value index Fund," respectively, and are hereinafter referred to collectively as the "Funds". The Funds are separate investment portfolios of MMA Praxis Mutual Funds (the "Company"), an open-end management investment company that currently consists of four separate investment portfolios. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Company at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephoning toll free (800) 9-PRAXIS.

                                TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS................................          1
   Additional Information on Portfolio Instruments..............................          1
   Investment Restrictions......................................................         12
   Portfolio Turnover...........................................................         13
NET ASSET VALUE.................................................................         14
   Valuation of the Funds.......................................................         14
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................         14
   Matters Affecting Redemption.................................................         14
   Waiver of Contingent Deferred Sales Charge...................................         15
MANAGEMENT OF THE COMPANY.......................................................         15
   Trustees and Officers........................................................         15
   Independent Trustees.........................................................         15
   Interested Trustees*.........................................................         16
   Officers Who Are Not Trustees................................................         17
   Investment Adviser...........................................................         19
   Portfolio Transactions.......................................................         21
   Administrator................................................................         22
   Distributor..................................................................         24
   Custodian....................................................................         26
   Transfer Agency, Shareholder Servicing and Fund Accounting Services..........         26
   Independent Auditors.........................................................         27
   Legal Counsel................................................................         27
ADDITIONAL INFORMATION..........................................................         27
   Description of Shares........................................................         27
   Vote of a Majority of the Outstanding Shares.................................         28
   Proxy Voting Policies and Procedures.........................................         28
   Additional Tax Information...................................................         28
   Principal Shareholders.......................................................         32
   Miscellaneous................................................................         32
FINANCIAL STATEMENTS............................................................         33
APPENDIX A .....................................................................        A-1
APPENDIX B .....................................................................        B-1

                       STATEMENT OF ADDITIONAL INFORMATION

                             MMA PRAXIS MUTUAL FUNDS

         The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company which currently offers four separate investment portfolios (the "Funds"). Each Fund is a diversified portfolio of the Company. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objectives, policies and risk factors of the Funds as set forth in the Prospectus. Each of these policies will be applied subject to the social responsibility criteria set forth in the Prospectus.

         Bank Obligations. The Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Funds may purchase commercial paper consisting of issues rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's or such issues with comparable ratings by other nationally recognized statistical rating organizations ("NRSROs"). The Funds may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Company's Board of Trustees, to be of comparable quality.

         Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The investment adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         Variable and Floating Rate Notes. The Funds may acquire variable and floating rate notes, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser under guidelines approved by the Company's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note were to default on its payment obligations, and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Government Related Securities. The Funds may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government ("Government Related Securities"). Certain Government Related Securities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corp., Tennessee, Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Foreign Investments. Each of the Funds may, subject to its investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include, but are not limited to, Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe), Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Forward Foreign Currency Exchange Contracts. The Funds may engage in foreign currency exchange transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Each Fund's custodian bank segregates cash or liquid high grade debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts.

         Foreign Currency Options. The Funds may engage in foreign currency options. A foreign currency option provides a Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

         Options Trading. Options trading is a specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock or bond index provides the holder with the right to make or receive a cash settlement upon the exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         A Fund's obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

         When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit is subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

         As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         Futures Contracts. The Funds are operated pursuant to an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act, as amended (the "CEA") and therefore not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund's securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contracts, is deposited in a segregated account with the Company's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

         Successful use of futures by a Fund is also subject to the Adviser's ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Swap Agreements. The Funds may enter into interest rate swaps, swaps on specific securities, currency swaps and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         The Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

         The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

         The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become increasingly liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the Adviser believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid.

         The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on the Adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

         Asset Swaps. The Funds will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk is the primary risk of asset swaps.

         When-lssued Securities. As discussed in the Prospectus, each of the Funds may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, cash or liquid portfolio securities equal to the amount of the commitment will be segregated. Normally, portfolio securities will be set aside to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to set aside additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

         When a Fund engages in when issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies, not for investment leverage.

         Mortgage-Related Securities. The Intermediate Income Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such Fund may, in addition, invest in mortgage-related securities issued by nongovernmental entities; provided, however, that to the extent that the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of Section 12 of the 1940 Act, be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on investments in investment company securities set forth below under "Investment Restrictions". Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FFILMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Intermediate Income Fund may invest in mortgage-related securities that are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which the Income Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

         Zero Coupon Obligations. The Intermediate Income Fund may invest in zero coupon obligations, provided that immediately after any purchase, not more than 5% of the value of the net assets of the Fund is invested in such obligations. Unlike securities with coupons attached, which generate periodic interest payments to the holder, zero-coupon obligations pay no cash income until the date of maturity. They are purchased at a substantial discount from their value at their maturity date. This discount is amortized over the life of the security. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Since this difference is known at the time of purchase, the return on zero-coupon obligations held to maturity is predictable. Since there are no periodic interest payments made to the holder of a zero-coupon obligation, when interest rates rise, the value of such an obligation will fall more dramatically than that of a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon obligations rise more rapidly in value because the obligations have locked in a specific rate of return that becomes more attractive the further interest rates fall.

         Guaranteed Investment Contracts. The Intermediate Income Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Income Fund will only purchase a GIC when the Adviser has determined, under guidelines established by the Company's Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by an NRSRO having the characteristics described above. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund that are not readily marketable, will not exceed 15% of the Fund's total assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

         Income Participation Loans. The Intermediate Income Fund may acquire participation interests in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

         Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Income Fund may have a demand provision permitting the Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund's 15% limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Adviser determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

         The Intermediate Income Fund will purchase income participation loans only if such instruments are, in the opinion of the Adviser, of comparable quality to securities rated within the four highest rating groups assigned by NRSROs.

         Rights and Warrants. The Core Stock Fund, the Value Index Fund and the International Fund may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         Medium-Grade Debt Securities. As stated in the Prospectus for the Funds, each Fund may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality ("Medium-Grade Securities").

         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments, in addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Funds to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.

         Lower Rated Debt Securities. The Intermediate Income Fund may invest in debt securities rated within the six highest categories assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality ("Lower Rated Securities"). Lower Rated Securities involve special risks as they may be considered to have some speculative characteristics. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Lower Rated Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. lf the issuer of a Lower Rated Security defaults, the Fund may incur additional expenses to seek recovery. The secondary markets on which Lower Rated Securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price of such securities and the Fund's ability to sell securities at prices approximating the values the Fund had placed on such securities. The Fund will limit its investments in Lower Rated Securities to no more than 10% of total assets.

         Restricted Securities. Rule 144A under the Securities Act of 1933 allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A provides a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

         The Adviser monitors the liquidity of restricted securities in the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

         Securities of Other Investment Companies. To the extent permitted by the 1940 Act and the Commission, each Fund may invest in securities issued by other funds, including those advised by the Adviser. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by either of the Funds. As a shareholder of another investment company, a Fund would generally bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose distribution or other charges in connection with the purchase or redemption of their shares and other types of charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

         Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Company's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement would be required to maintain continually the value of collateral held pursuant to the agreement at an amount equal to 102% of the repurchase price (including accrued interest). The securities held subject to repurchase agreements may bear maturities exceeding the maximum maturity specified for a Fund, provided each repurchase agreement matures in one year or less. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending legal action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by the Custodian or another qualified custodian. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Reverse Repurchase Agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Related Securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

         Securities Lending. In order to generate additional income, each Fund may, from time to time, subject to its investment objective and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Company's Board of Trustees.

         Community Development Investing. MMA-CDI and CDI Notes - As set forth in the Prospectus, the Board of Trustees of the Funds has approved the investment of up to 3% of each Fund's assets in community development investments and in connection with this the Funds have received exemptive relief from the SEC that permits certain of these investments to be made through the purchase of securities issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. ("MMA-CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes").

         The MMA-CDI program is operated in accordance with a statement of policy ("CDI Statement of Policy") adopted by the MMA Board of Directors. A summary of the investment guidelines established by the Statement of Policy appears below. While these guidelines are designed to assure that each community development investment will be evaluated against a consistent set of financial criteria, CDI-Notes would likely be rated at all times at less than investment grade if they were rated by independent rating organizations and will be treated by the Funds as illiquid because there is not expected to be any active secondary market for their purchase.

         Objectives -- Through MMA-CDI and other aspects of its community development investment program, MMA is committed to the creative use of market tools as a means to make a direct financial impact on disadvantaged individuals and their communities and, specifically, to assist them in utilizing existing resources of ability and human potential to create long-term sustainability and self-sufficiency. While MMA recognizes that community development investing will afford CDI Noteholders a lower financial rate of return than otherwise available, it is a principle of the CDI Statement of Policy that each community development investment will be made in a manner that is consistent with providing the highest possible degree of security within the asset class. In the context of community development investing, this means that MMA-CDI will evaluate the financial position and the managerial capability of those community development organizations to whom loans are made to assure that each will be capable of meeting the agreed upon repayment schedules.

         Types of Investments -- Under the CDI Statement of Policy, community development investments may be made in a variety of ways, including through the making of loans, the purchase of debt securities and provision of collateral support and credit enhancements. Certain general criteria that will also be taken into consideration in the selecting of community development investments include: (i) the borrowing organization's nonprofit status and focus on community development projects; (ii) the organization's history of conducting itself and its programs in a manner consistent with MMA and the understandings of the Mennonite faith tradition; and (iii) a preference for investment opportunities that benefit Mennonite communities or support efforts of significant concern and interest to the organization's primary Mennonite constituency. All investments made by MMA-CDI must be denominated in United States dollars and are expected to be made for terms of between one and five years.

         Factors Relevant to the Analysis of Community Development Investments - The CDI Statement of Policy provides that analysis of prospective community development investments will be focused on both financial and social objectives. From a financial perspective, community development investment opportunities are carefully evaluated in accordance with more traditional investment criteria. For example, prospective investments are analyzed in an effort to ascertain (i) the risk potential and financial stability of the borrowing organization; (ii) the expertise, experience and stability of management; (iii) the existence and viability of market or business plans; (iv) cash flow, debt-equity ratios, existing collateral (or equity) stakes and other financial indicators; and (v) depth of financial reporting and responsiveness to reporting requests. Also potentially relevant in the analysis is the extent to which the borrowing organization's sources of support may be diversified (or concentrated) as a result of the investment under consideration. Subject to the criteria above, the rate of return available in connection with a community development investment that may be under consideration by MMA-CDI will also be a factor in the selection process. In addition to comparing the rate of return with prevailing interest rates in the marketplace as a whole and anticipated interest rate trends, other factors will be relevant in evaluating the rate of return available in connection with a community development investment. These factors include (i) the social impact of the specified program and the relevance of the program to the social and financial objectives set forth in the CDI Statement of Policy; (ii) the type of investment involved (e.g. direct loan or credit enhancement); (iii) the amount of the investment to be made; (iv) the rate of interest at which the prospective borrowing organization seeks to repay the lending organization; (v) prevailing interest rates in the marketplace as a whole and anticipated interest rate trends; and (vi) any financial limitations or concern that may be applicable to MMA's overall commitment to community development investment, such as type of investments (e.g. direct loan or credit enhancement), geographic distribution and types of community development activities supported as a result of the investment.

INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions that may be changed only by the affirmative vote of a majority of the outstanding Shares of a Fund (as defined below). Under these restrictions, each Fund may not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by U.S. Government agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issue.

         2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements secured by obligations of U.S. Government agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according their services. For example, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

         5. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of restricted securities;

         6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds; or

         7. Purchase or sell real estate (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited by this restriction).

         The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. Each Fund may not:

         1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15% of that Fund's total assets;

         2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

         3. Engage in short sales, provided, however, that the Growth Fund and the International Fund may engage in short sales "against the box";

         4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs including oil, gas, or mineral leases (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

         5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or to the extent permitted by the 1940 Act and the Commission;

         6. Invest more than 5% of total assets in puts, calls, straddles, spreads or any combination thereof;

         7. Invest more than 5% of total assets in securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation; or

         8. Purchase or retain the securities of any issuer if the officers or Trustees of the Company or the officers or Directors of the Advisers who individually own beneficially more than 1/2 of 1% of the securities of the issuer, together own beneficially more than 5% of the securities of that issuer.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         For the fiscal year ended December 31, 2003, the annual portfolio turnover rate for the Intermediate Income Fund, the Core Stock Fund, the International Fund, and the Value Index Fund were 47.58%, 7.68%, 145.51% and 35.21%, respectively. For the fiscal year ended December 31, 2002, the annual portfolio turnover rate for the Intermediate Income

Fund, the Core Stock Fund, the International Fund, and the Value Index Fund were 58.16%, 10.20%, 76.38%, and 30.61%, respectively. Portfolio turnover for the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A "Business Day", which is defined in the Prospectus, is generally a day on which the New York Stock Exchange (the "NYSE") is open for business (other than a day on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received). The NYSE will not open in observance of the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

VALUATION OF THE FUNDS

         Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

         The Adviser may use a pricing service to value certain portfolio securities when the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services may use computerized pricing models to systematically calculate adjustments to foreign security close prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under the general supervision of the Company's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

MATTERS AFFECTING REDEMPTION

         Shares in each of the Company's Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership ("BISYS Fund Services" or the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the Commission by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the Commission may permit. (A Fund may also suspend or postpone the recordation of the transfer of its Shares upon the occurrence of any of the foregoing conditions.) Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of such Fund's net asset value, whichever is less, for any one Shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in securities or other property, valued in the same way as that Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

         The 2% redemption fee referred to in the prospectus and this statement of additional information directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates, and does not benefit the Adviser in any way. The otherwise applicable redemption fee will be waived for redemptions in connection with the disability of a shareholder. A shareholder will be treated as disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The shareholder must furnish proof of disability to the Distributor. The Funds reserve the right to modify the terms of or terminate this fee at any time.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

         The otherwise applicable contingent deferred sales charge will be waived for redemptions in connection with the disability of a shareholder. A shareholder will be treated as disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The shareholder must furnish proof of disability to the Distributor.

                            MANAGEMENT OF THE COMPANY

TRUSTEES AND OFFICERS

         Overall responsibility for management of the Company rests with its Board of Trustees, which is elected by the Shareholders of the Company's Funds. The Trustees elect the officers of the Company to supervise actively its day-to-day operations. As of April 2, 2004, the Company's officers and Trustees, as a group, own less than 1% of the Shares of each Fund.

         The names of the Trustees and officers of the Company, their mailing addresses, ages and their principal occupations during the past five years are as follows:

INDEPENDENT TRUSTEES

                                                                                                    NUMBER OF
                                  POSITION WITH THE                                               PORTFOLIOS IN       OTHER
                                  COMPANY, TERM OF                                                FUND COMPLEX    DIRECTORSHIPS
                                OFFICE AND LENGTH OF          PRINCIPAL OCCUPATION DURING          OVERSEEN BY       HELD BY
   NAME, AGE AND ADDRESS            TIME SERVED                  THE PAST FIVE YEARS                 DIRECTOR        DIRECTOR
   ---------------------            -----------                  -------------------                 --------        --------
Karen Klassen Harder, Ph.D.    Trustee since 12/2/93    Professor, Bluffton College (September          4              N/A
  Age:  47                                              2001 -present); Professor, Bethel
  Bluffton College                                      College  (January 1990 - 2001)
  Bluffton, OH 45817

Richard Reimer, Ph.D.          Trustee since 12/2/93    Retired; Professor of Economics, The            4              N/A
  Age:  72                                              College of Wooster (1962 - 1996);
  The College of Wooster                                formerly Board member, Mennonite
  Wooster, OH  44691                                    Mutual Aid, Goshen, Indiana, through
                                                        December 2001

R. Clair Sauder                Trustee since 6/30/02    Partner, Encore Enterprises, LLC (May           4              N/A
  Age:  61                                              2001 - present); Partner, C&D
  630 Millcross Road                                    Enterprises Unlimited (1982 - present)
  Lancaster, PA 17601

Donald E. Showalter, Esq.      Trustee since 12/2/93    Senior Partner, the law firm of                 4              N/A
  Age:  62                                              Wharton, Aldhizer, & Weaver (June 1965
  100 S. Mason St.                                      - present); Director, Rockingham
  Harrisonburg, VA 22801                                Heritage Bank (April 1998 - present)

Allen Yoder, Jr.               Trustee since 12/2/93    President, Jayco, Inc., manufacturer            4              N/A
  Age:  76                                              of recreational vehicles (retired)
  PO Box 460                                            (September 1993 - 1994); President,
  Middlebury, IN 46540                                  Deutsch Kase Haus, cheese manufacturer
                                                              (retired) (1985 - 2002)

INTERESTED TRUSTEES*

                                                                                             NUMBER OF
                           POSITION WITH THE                                               PORTFOLIOS IN       OTHER
                           COMPANY, TERM OF                                                FUND COMPLEX    DIRECTORSHIPS
                         OFFICE AND LENGTH OF          PRINCIPAL OCCUPATION DURING          OVERSEEN BY       HELD BY
NAME, AGE AND ADDRESS         TIME SERVED                  THE PAST FIVE YEARS               DIRECTOR         DIRECTOR
---------------------         -----------                  -------------------               --------         --------
Howard L. Brenneman     Chairman and Trustee     President and CEO, Mennonite Mutual             4              N/A
  Age:  63              since 12/2/93            Aid (December 1991 - present);
  PO Box 483                                     business and financial consultant, and
  Goshen, IN 46527                               Director of Strategic Planning and
                                                 Development, Prairie View, Inc. (1986
                                                 - 1991)

Bruce Harder            Trustee since 2/11/00    Executive Director for Finance and              4              N/A
  Age:  63                                       Administration, Tri-Met, the Tri-County
  2555 N.E. 28th Ave.                            Metropolitan Transportation District of
  Portland, OR 97212                             Oregon, public transportation system
                                                 for Portland, Oregon (retired) (1986 -
                                                 2003); Chairman of the Board, Mennonite
                                                 Mutual Aid, Goshen Indiana (1997 -
                                                 2003)

* Indicates an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Messrs. Brenneman and Harder are deemed to be interested persons because of their affiliation with each Fund's adviser.

OFFICERS WHO ARE NOT TRUSTEES

                                      POSITION WITH THE COMPANY,
                                          TERM OF OFFICE AND                       PRINCIPAL OCCUPATION
    NAME, AGE AND ADDRESS               LENGTH OF TIME SERVED                   DURING THE PAST FIVE YEARS
    ---------------------               ---------------------                   --------------------------
John L. Liechty                   President since 8/19/97                Executive Management, Mennonite Mutual Aid
  Age:  49                                                               (1976 - present)
  PO Box 483
  Goshen, IN 46527

Trent Statczar                    Treasurer since 8/19/02                Vice President, BISYS Fund Services (1993 -
  Age:  32                                                               present)
  3435 Stelzer Rd.
  Columbus, OH 43219

Marlo J. Kauffman                 Vice President since 12/2/93           Financial Services Operation Manager,
  Age:  47                                                               Mennonite Mutual Aid (1981 - present);
  PO Box 483 Goshen, IN 46527                                            President, MMA Securities, Inc. (2003 -
                                                                         present); OSJ Principal, ProEquities, Inc.
                                                                         (1994 - present) (broker/dealer)

Walter B. Grimm                   Vice President since 12/2/93           Senior Vice President, BISYS Fund Services
  Age:  56                                                               (June 1992 - present)
  3435 Stelzer Rd.
  Columbus, OH 43219

George Stevens                    Secretary since 5/19/98                Vice President, BISYS Fund Services (1996 -
   Age:  51                                                              present)
   3435 Stelzer Rd.
   Columbus, OH 43219

Alaina Metz                       Assistant Secretary since 11/12/96     Vice President, BISYS Fund Services (June
  Age:  38                                                               1995 - present)
  3435 Stelzer Rd.
  Columbus, OH 43219

         For the fiscal year ended December 31, 2003, the dollar range of equity securities owned by each Trustee in the Funds and the Fund Complex is as follows:

                                 DOLLAR RANGE OF                                                                 AGGREGATE DOLLAR
                                EQUITY SECURITIES                                                                     RANGE
                                        IN           DOLLAR RANGE OF      DOLLAR RANGE OF    DOLLAR RANGE OF        OF EQUITY
                                    MMA PRAXIS            EQUITY         EQUITY SECURITIES  EQUITY SECURITIES     SECURITIES IN
                                   INTERMEDIATE       SECURITIES IN             IN                  IN          ALL FUNDS OVERSEEN
                                      INCOME         MMA PRAXIS CORE        MMA PRAXIS       MMA PRAXIS VALUE   BY TRUSTEE IN MMA
    NAME OF TRUSTEE                    FUND             STOCK FUND      INTERNATIONAL FUND      INDEX FUND      PRAXIS FUND FAMILY
    ---------------                    ----             ----------      ------------------      ----------      ------------------
Independent Trustees

  Karen Klassen Harder, Ph.D           None           $10,001-50,000           None                None           $10,001-50,000

  Richard Reimer, Ph.D.                None          $50,001-100,000           None          $50,001-100,000      Over $100,000

  R. Clair Sauder                      None                None           $10,001-50,000           None           $10,001-50,000

  Donald E. Showalter, Esq.            None                None              $1-10,000             None             $1-10,000

  Allen Yoder, Jr.               $50,001-100,000     $50,001-100,000      $10,001-50,000      $10,001-50,000      Over $100,000

Interested Trustees

  Howard L.  Brenneman                 None           $10,001-50,000      $10,001-50,000        $1-10,000         Over $100,000

  Bruce C. Harder                 $10,001-50,000      $10,001-50,000      $10,001-50,000        $1-10,000         Over $100,000

         Currently, the Board of Trustees has an audit committee, which is comprised solely of those Trustees who are not considered "interested person" of the Company, as that term is defined in Section 2 (a)(19) the 1940 Act (the "independent trustees"). The audit committee, which met twice during 2003, (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit; and
(iii) reviews the annual audit with the independent auditors and reviews the annual financial statements of the Funds.

         Until February 23, 2004, the Trustees of the Company not affiliated with the Distributor received from the Company a fee of $1,000 for each Board of Trustees meeting attended and were reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Subsequent to February 23, 2004, the Trustees of the Company not affiliated with the Distributor receive from the Company a $2,000 retainer paid annually, a fee of $1,500 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Distributor do not receive compensation from the Company.

         For the fiscal year ended December 31, 2003, the Trustees received the following compensation from the Company and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Company's investment adviser:

                                               PENSION OR                            TOTAL COMPENSATION
                           AGGREGATE       RETIREMENT BENEFITS    ESTIMATED ANNUAL   FROM REGISTRANT AND
                       COMPENSATION FROM     ACCRUED AS PART           BENEFITS         FUND COMPLEX
  NAME OF TRUSTEE         THE COMPANY       OF FUND EXPENSES       UPON RETIREMENT    PAID TO TRUSTEES
  ---------------         -----------       ----------------       ---------------    ----------------
Howard L. Brenneman       $   6,000                - -                   - -             $   6,000
Karen Klassen Harder          6,000                - -                   - -                 6,000
Richard Reimer                6,000                - -                   - -                 6,000
R. Clair Sauder               6,500                - -                   - -                 6,500
Donald E. Showalter           6,000                - -                   - -                 6,000
Allen Yoder, Jr.              5,000                - -                   - -                 5,000
Bruce Harder                  6,000                - -                   - -                 6,000

         The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The Distributor receives fees from the Company for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Company for acting as transfer agent and for providing fund accounting services. Messrs. Statczar, Grimm and Stevens and Ms. Metz are employees of the Distributor. Messrs. Liechty and Kauffman are employees of the Adviser.

         The Company, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the Investment Company Act of 1940, applicable to securities trading activities of their respective personnel. Each Code permits covered personnel to trade in securities in which the Funds may invest, subject to various restrictions and reporting requirements.

INVESTMENT ADVISER

         Investment advisory services are provided to the Funds by Menno Insurance Service, Inc., d\b\a MMA Capital Management (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Investment Advisory Agreement"). Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of fifty one-hundredths of one percent (.50%) for the Intermediate Income Fund, of seventy-four one-hundredths of one percent (.74%) for the Core Stock Fund, of ninety one-hundredths of one percent (.90%) for the International Fund and thirty one-hundredths of one percent (.30%) for the Value Index Fund. The Adviser may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

         The Adviser has entered into an expense limitation agreement with respect to each Fund until April 30, 2005, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding, costs associated with fair value pricing, legal fees, costs associated with self-compliance and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of Class A Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to 0.85%, 1.25%, 1.50% and 0.95%, respectively, of each Fund's average daily net assets, and of Class B Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to 1.30% 1.90%, 2.15% and 1.50%, respectively, of each Fund's average daily net assets. Each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to each Fund's expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to exceed 0.85%, 1.25%, 1.50% and 0.95%, respectively, and the Class B Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to exceed 1.30%, 1.90%, 2.15% and 1.50%, respectively. The repayment is made within three years after the year in which the Adviser incurred the expense.

         The total investment advisory fees paid to the Adviser for the last three fiscal years is as follows:

         Intermediate Income Fund -- for the fiscal year ended December 31, 2001, the Adviser earned investment advisory fees of $294,311 and the Adviser waived or assumed investment advisory fees in the amount of $354,105; for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $339,421 and the Adviser waived or assumed investment advisory fees in the amount of $429,721; and for the fiscal year ended December 31, 2003, the Adviser earned investment advisory fees of $398,349 and the Adviser waived or assumed investment advisory fees in the amount of $384,992.

         Core Stock Fund -- for the fiscal year ended December 31, 2001, the Adviser earned investment advisory fees of $1,235,638 and the Adviser waived or assumed investment advisory fees in the amount of $764,156; for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $1,113,972 and the Adviser waived or assumed investment advisory fees in the amount of $812,123; and for the fiscal year ended December 31, 2003, the Adviser earned investment advisory fees of $1,093,668 and the Adviser waived or assumed investment advisory fees in the amount of $549,482.

         International Fund -- for the fiscal year ended December 31, 2001, the Adviser earned investment advisory fees of $864,968 and the Adviser waived or assumed investment advisory fees in the amount of $487,142; for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $822,131 and the Adviser waived or assumed investment advisory fees in the amount of $528,365; and for the fiscal year ended December 31, 2003, the Adviser earned investment advisory fees of $870,036 and the Adviser waived or assumed investment advisory fees in the amount of $428,062.

         Value Index Fund -- for the period from May 2, 2001 (commencement of operations) through December 31, 2001, the Adviser earned investment advisory fees of $25,726 and the Adviser waived or assumed investment advisory fees in the amount of $69,143; for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $53,899 and the Adviser waived or assumed investment advisory fees in the amount of $107,146; and for the fiscal year ended December 31, 2003, the Adviser earned investment advisory fees of $71,518 and the Adviser waived or assumed investment advisory fees in the amount of $65,343.

         Evergreen Investment Management Company, LLC, Boston, Massachusetts (the "Sub-Adviser") provides sub-investment advisory services to the International Fund pursuant to a Sub-Advisory Agreement dated as of January 1, 2004 (the "Sub-Advisory Agreement"). Evergreen is a wholly owned subsidiary of EIMCO Trust. EIMCO Trust is 99% owned by Evergreen Investment Company, Inc. Evergreen Investment Company, Inc. is a wholly-owned subsidiary of Wachovia Bank, N.A. Wachovia Bank, N.A. is a wholly owned subsidiary of Wachovia Corporation. The terms and conditions of the Sub-Advisory Agreement are substantially similar to those of the Investment Advisory Agreement. Evergreen also provided sub-investment advisory services to the International Fund for the period December 9, 2003 to January 1, 2004 pursuant to an interim sub-advisory agreement, the terms of which were substantially similar to the current Sub-Advisory Agreement. For the services provided pursuant to the interim sub-advisory agreement and for the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of forty-eight hundredths of one percent (.48%) of the International Fund's average daily net assets up to and including $100 million, and forty-five hundredths of one percent (.45%) of the International Fund's average daily net assets over $100 million. For the period December 9, 2003 until December 31,2003, the Fund paid to the Sub-Adviser $35,926.34.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund from year to year if such continuance is approved at least annually by the Company's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this
SAI), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. Unless sooner terminated, the Sub-Advisory Agreement shall continue until January 1, 2005, and thereafter shall continue automatically for successive annual periods. provided such continuance is specifically approved at least annually by the Company's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the International Fund represented at a meeting if holders of more than 50% of the outstanding shares of the International Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the International Fund, provided that in either event its continuance also is approved by a majority of the Company's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval

         The Investment Advisory Agreement and Sub-Advisory Agreement each provide that the Adviser and Sub-Adviser, as applicable, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement or Sub-Advisory Agreement, as applicable, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser or Sub-Adviser, as applicable, in the performance of its duties, or from reckless disregard by the Adviser or Sub-Adviser, as applicable, of its duties and obligations thereunder.

         In connection with its most recent renewal of the Investment Advisory Agreement, the Board of Trustees, including a majority those Trustees who are not "interested persons" of the Funds or the Adviser, requested and received from the Adviser, information and data relating to the Investment Advisory Agreement and the Funds. The Board then considered a number of factors relating to the Funds and the Agreement, including: fee and long- and short-term performance information relating to each of the Funds and other funds of similar sizes and with similar investment objectives; the services provided by the Adviser to the Funds and the quality of those services; the amount of the investment advisory fees paid by the Funds to the Adviser and the level of such fees on a comparative basis with other similar funds of comparable size and investment approach; information concerning the brokerage practices of the Adviser including soft dollar practices; and financial information regarding the Adviser including profitability information. The Board also took note of the expense limitation agreements that the Adviser has entered into in order to limit the total expenses of the Funds and the Adviser's commitment to the overall success and continued growth of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the investment Advisory Agreement were fair and reasonable and the Board voted to renew the Agreement.

         In evaluating the Sub-Advisory Agreement, the Board considered information furnished by Evergreen and MMA, and gave weight to the following factors: (i) the investment management experience of Evergreen as a firm and its experience providing international investment advice in particular; (ii) the qualifications of individual investment personnel of Evergreen; (iii) Evergreen's blend of growth and value investment style and its focus on low portfolio volatility and risk that complements the International Fund's investment objectives and strategies; (iv) Evergreen's plans with respect to the operation and management of the International Fund, including Evergreen's plans to employ a team approach to the management of the International Fund; (v) data regarding Evergreen's investment performance, including Evergreen's high ranking under the Policy described above; (vi) information regarding the financial resources of Evergreen, including its significant assets under management and reputation throughout the industry; (vii) Evergreen's sub-advisory client service program, including its willingness to provide ongoing client servicing support; (viii) the reports and analyses of industry consultants regarding the quality of Evergreen's investment style and performance as a portfolio manager; and (ix) while Evergreen has never managed a socially responsible investment mutual fund before, Evergreen has experience managing funds with specified investment guidelines prohibiting investments in particular industries or companies. The Board concluded further that the terms of the Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interest of the International Fund and its shareholders.

         In arriving at their decision to approve the renewal of each of the agreements, the Board did not assign relative weights to the factors discussed above or deem any one factor or group of factors to be controlling in and of themselves.

         The Adviser and/or its affiliates may pay out of their own assets and legitimate profits compensation to broker-dealers and other persons for the sale and distribution and/or for the servicing of shares of the Funds. These additional cash incentives are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds. This additional compensation paid by the Adviser may be made to supplement commissions re-allowed to dealers, and may take the form of incentives for health benefits and deferred compensation. To earn incentives, the Adviser may combine Fund sales with sales of other products offered by the Adviser and/or its affiliates, including insurance products.

PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds.

Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Company and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

         While the Adviser generally seeks competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for the reasons discussed above.

         Except as permitted by applicable laws, rules and regulations, the Adviser will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, or enter into repurchase or reverse repurchase agreements with the Adviser, the Distributor, or their affiliates, and will not give preference to the Adviser's affiliates with respect to such transactions, securities, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as either of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and either the other Fund of the Company or another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Fund or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

         In the event that the Adviser determines that current market conditions are not suitable for the Intermediate Income Fund's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements. In the event that the Sub-Adviser determines that the current market conditions are not suitable for the International Fund's typical investments, the Sub-Adviser may instead, for temporary defensive purposes, invest all or any portion of the Fund's assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements.

         For the fiscal years ended December 31, 2001, 2002 and 2003, the Core Stock Fund paid brokerage commissions of $351,508, $337,390 and $350,256, respectively. For the fiscal years ended December 31, 2001, 2002 and 2003, the International Fund paid brokerage commissions of $133,536, $90,628 and $82,016, respectively. No commissions were paid to any affiliate of the Funds or the Adviser.

ADMINISTRATOR

         BISYS Fund Services serves as administrator (the "Administrator" or "BISYS") to the Funds pursuant to an Administration Agreement dated July 1, 2004 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Adviser under the Sub-Advisory Agreement, by the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical support, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Adviser under the Sub-Advisory Agreement, the Custodian under the Custodian Agreement and BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         As of July 1, 2003, for it services under Administration Agreement, Transfer Agency Agreement and Fund Accounting Agreement (collectively, the "Service Agreements"), and pursuant to an Omnibus Fee Agreement, BISYS receives an omnibus fee ("Omnibus Fee") for services provided under the Service Agreements. For each Fund, the Company pays to BISYS an asset-based omnibus fee at an annual rate based upon the average daily net asset value of the Fund, as set forth below:

                                Up to $500         Above $500 Million
        Fund                 Million in Assets          in Assets
        ----                 -----------------          ---------
     Core Stock                   0.35%                   0.20%
 Intermediate Income              0.30%                   0.15%
International Equity              0.40%                   0.20%
    Value Index                   0.30%                   0.15%

             For any month in which the combined average daily net asset value of all Funds in the aggregate, for the relevant month, is at least $500 million, each Fund's Omnibus Fee will be charged at the "Above $500 million" fee structure.

         Prior to July 1, 2003, the Administrator received a fee for its services as Administrator and expenses assumed pursuant to the Administration Agreement calculated daily and paid periodically, at an annual rate equal to fifteen one-hundredths of one percent (.15%) of a Fund's average daily net assets. The Administrator may have periodically waived a portion of its fee with respect to a Fund in order to increase the net income of a Fund available for distribution as dividends.

         The total administration fees paid to the Administrator for the last three fiscal years is as follows (fees for the period ended December 31, 2004 include fees paid under the Omnibus Fee Agreement for the period July 1, 2003 to December 31, 2004):

         Intermediate Income Fund -- for the fiscal year ended December 31, 2001, the Administrator earned administration fees of $88,294; for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $101,827; and for the fiscal year ended December 31, 2003, the Administrator earned administration fees of $181,798.

         Core Stock Fund -- for the fiscal year ended December 31, 2001, the Administrator earned administration fees of $250,468; for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $225,805; and for the fiscal year ended December 31, 2003, the Administrator earned administration fees of $380,682.

         International Fund -- for the fiscal year ended December 31, 2001, the Administrator earned administration fees of $144,162; for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $137,022; and for the fiscal year ended December 31, 2003, the Administrator earned administration fees of $279,897.

         Value Index Fund -- for the period from May 2, 2001 (commencement of operations) through December 31, 2001, the Administrator earned administration fees of $33,426; for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $50,001; and for the fiscal year ended December 31, 2003, the Administrator earned administration fees of $66,577.

         Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until June 30, 2005. During the term, the Administration Agreement may be terminated without penalty (i) by mutual agreement of the parties or (ii) for cause, as defined in the Administration Agreement, upon the provision of 60 days advance written notice by the party alleging cause.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by either of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR

         BISYS Fund Services serves as distributor for the Funds pursuant to the Distribution Agreement dated January 3, 1994, with respect to the Funds (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect as to each Fund for successive one-year periods if approved at least annually (i) by the Company's Board of Trustees or by the vote of a majority of the outstanding Shares of the Company, and (ii) by the vote of a majority of the Trustees of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically in the event of any assignment pursuant to the 1940 Act.

         The total front-end sales charges and contingent deferred sales charges received by BISYS Fund Services as the distributor for the last three fiscal years is as follows:

         Intermediate Income Fund -- for the fiscal year ended December 31, 2001, BISYS Fund Services received $90,794 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $55,126 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $4,360 and it reallowed $50,766 to other dealers; for the fiscal year ended December 31, 2002, BISYS Fund Services received $111,082 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $58,766 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $4,270 and it reallowed $59,496 to other dealers; and for the fiscal year ended December 31, 2003, BISYS Fund Services received $100,217 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $97,372 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $7,377 and it reallowed $89,995 to other dealers.

         Core Stock Fund -- for the fiscal year ended December 31, 2001, BISYS Fund Services received $263,702 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $129,220 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $13,637 and it reallowed $115,583 to other dealers; for the fiscal year ended December 31, 2002, BISYS Fund Services received $227,398 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $146,087 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $15,463 and it reallowed $130,624 to other dealers; and for the fiscal year ended December 31, 2003, BISYS Fund Services received $209,944 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $173,800 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $18,541 and it reallowed $155,259 to other dealers.

         International Fund -- for the fiscal year ended December 31, 2001, BISYS Fund Services received $82,410 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $85,179 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $11,287 and it reallowed $73,892 to other dealers; for the fiscal year ended December 31, 2002, BISYS Fund Services received $49,142 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $55,345 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $6,710 and it reallowed $48,635 to other dealers; and for the fiscal year ended December 31, 2003, BISYS Fund Services received $39,387 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $51,405 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $5,628 and it reallowed $45,776 to other dealers.

         Value Index Fund -- for the period from May 2, 2001 (commencement of operations) through December 31, 2001, BISYS Fund Services received $35,412 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $30,881 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $3,485 and it reallowed $27,396 to other dealers; for the fiscal year ended December 31, 2002, BISYS Fund Services received $38,983 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $46,984 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $4,997 and it reallowed $41,987 to other dealers; and for the fiscal year ended December 31, 2003, BISYS Fund Services received $27,351 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $61,501 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $6,723 and it reallowed $54,777 to other dealers.

         As described in the Prospectus, the Company has adopted Distribution Services Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act with respect to each class of shares offered by the Funds in order to pay for activities primarily intended to result in the sale of a Fund's shares. Pursuant to the Plan for Class A Shares, the Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of the applicable Fund's assets attributable to Class A Shares, and up to 0.25% of these fees may be used for distribution purposes and up to 0.25% may be used for activities or expenses related to account maintenance or personal service to existing shareholders. Pursuant to the Plan for Class B Shares, the Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund's assets attributable to Class B Shares, and up to 0.75% of these fees may be used for distribution purposes and up to 0.25% may be used for activities or expenses related to account maintenance or personal service to existing shareholders.

         For the fiscal year ended December 31, 2003, each Fund paid or reimbursed the Distributor pursuant to the Plans with respect to each class of shares in the following amounts and for the following purposes:

         Intermediate Income Fund -- pursuant to the Plan for Class A Shares, $90,092 was paid to sales personnel in connection with shareholder services and $90,092 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $109,082 was paid to sales personnel in connection with shareholder services and $327,247 was paid to brokers in connection with distribution activities.

         Core Stock Fund -- pursuant to the Plan for Class A Shares, $80,710 was paid to sales personnel in connection with shareholder services and $80,710 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $288,772 was paid to sales personnel in connection with shareholder services and $866,315 was paid to brokers in connection with distribution activities.

         International Fund -- pursuant to the Plan for Class A Shares, $196,277 was paid to sales personnel in connection with shareholder services and $196,277 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $45,400 was paid to sales personnel in connection with shareholder services and $136,199 was paid to brokers in connection with distribution activities.

         Value Index Fund -- pursuant to the Plan for Class A Shares, $49,333 was paid to sales personnel in connection with shareholder services and $49,333 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $10,264 was paid to sales personnel in connection with shareholder services and $30,793 was paid to brokers in connection with distribution activities.

CUSTODIAN

         The Northern Trust Company, Chicago, Illinois, serves as custodian (the "Custodian") to the Company pursuant to the Custodian Agreement dated as of December 8, 2003 between the Company and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting income on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Rules adopted under the 1940 Act permit the Company to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian may enter into subcustodial agreements for the holding of each Fund's foreign securities.

         Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by the Company upon 60-days advance written notice to the Custodian and by the Custodian upon 90-days written notice to the Company.

TRANSFER AGENCY, SHAREHOLDER SERVICING AND FUND ACCOUNTING SERVICES

         BISYS (or the "Transfer Agent") serves as transfer agent and dividend disbursing agent for the Funds pursuant to the Transfer Agency Agreement dated July 1, 2003. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's Shareholders of record: maintenance of shareholder records; processing Shareholder purchase, exchange and redemption orders; processing transfers and exchanges of Shares of the Company on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services, the Transfer Agent receives a fee based on the number of Shareholders of record and is reimbursed for out-of-pocket expenses.

         In addition, BISYS provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated July 1, 2003. BISYS receives a fee from each Fund for such services based upon the total assets in that Fund pursuant to an Omnibus Fee Agreement (see "Administrator" above). Under such the Fund Accounting Agreement, BISYS maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the

Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

         Pursuant to a Shareholder Servicing Agreement, BISYS provides administrative services to shareholders. Such services include changing dividend options, account designations, and addresses; administering shareholder records; transmitting and receiving funds in connection with shareholder orders; and providing other account administration services. The maximum aggregate fee for such services shall not exceed on an annual basis 0.25% of a Fund's average daily net assets.

INDEPENDENT AUDITORS

         Ernst & Young LLP, serves as the independent auditors for the Company.

LEGAL COUNSEL

         Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116, serves as counsel to the Company.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Company was organized on September 30, 1993 as a Delaware business trust. The Company's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are shares of beneficial interest, with a par value of $.01 per share. The Company presently has three separate investment portfolios (or series) of Shares. The Company's Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Company into one or more additional investment portfolios (or series) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as described in the Prospectus. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding, Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Company voting without regard to the Fund.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

PROXY VOTING POLICIES AND PROCEDURES

         The Funds' proxy voting policies and procedures are included for your reference at Appendix B to this Statement of Additional Information.

ADDITIONAL TAX INFORMATION

         Taxation of the Funds. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

         As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         If for any taxable year a Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax on its taxable income (with no deduction for distributions to shareholders), and Fund distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's earnings and profits.

         Distributions. Dividends paid out of a Fund's investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of either the Core Stock Fund's, the International Fund's or the Value Index Fund's income may consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction. It is also possible that a portion of the income earned by the Income Fund may be in the form of dividends from fixed income preferred stock investments. Therefore, a portion of that Fund's income may also be eligible for the corporate dividends-received deduction.

         A portion of the dividends received by individual Shareholders from certain Funds may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

         Distributions of net capital gains, if any, designated as capital gain dividends will generally be taxable to Shareholders as long-term capital gains regardless of how long the Shareholder has held a Fund's Shares, and are not eligible for the dividends-received deduction.

         For federal tax purposes, distributions received from a Fund will be treated as described above whether received in cash or in additional shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

         Original Issue Discount Securities. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

         Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option. in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options in which a Fund may invest are "section 1256 contracts". Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Constructive Sales. Under certain circumstances, a Fund may recognize gain from the constructive sale of an appreciated financial position. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions before the end of the 30th day after the close of the taxable year, if certain conditions are met.

         Municipal Obligations. If a Fund invests in tax-exempt municipal obligations from which it earns tax-exempt interest income, such income will not be tax-exempt in the hands of Shareholders. In order to avoid the payment of federal income and excise tax, the Fund may be required to distribute such income to Shareholders, to whom it will be taxable.

         Other Investment Companies. It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

         Foreign Currency Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Passive Foreign Investment Companies. If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its Shareholders.

         A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. A Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information. Alternatively, another election would involve marking to market a Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any market-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Sale of Shares. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a Shareholder generally will realize a capital gain or loss which will be long-term or short-term, depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares.

         In some cases, Shareholders of a Fund will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the Shareholder incurs a sales load in acquiring the Shares of the Fund, (2) the Shares are disposed of before the 91st day after the date on which they were acquired, and (3) the Shareholder subsequently acquires Shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund Shares. The term "reinvestment right" means any right to acquire shares or one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

         Foreign Withholding Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

         If more than 50% of the value of the International Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's Shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a Shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a Shareholder who does not itemize deductions. Because application of the deduction or credit for foreign taxes paid is subject to numerous limitations and depends on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisers.

         Backup Withholding. Each Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

         Foreign Shareholders. The tax consequences to a foreign Shareholder of an investment in a Fund may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

         Other Taxation. The Company is organized as a Delaware business trust and, under current law, neither the Company nor any Fund is liable for any income or franchise tax in the State of Delaware, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

         Fund Shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions that are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

PRINCIPAL SHAREHOLDERS

         As of April 2, 2004, no persons or entities owned beneficially or of record 5% or more of any Funds' outstanding shares, except: (1) The Mennonite Foundation, P.O. Box 483, Goshen, Indiana 46526, which owned of record 18.79% of the Intermediate Income Fund's Class A shares, owned of record 37.94% of the International Fund's Class A shares and owned of record 29.43% of the Value Index Fund's Class A shares; (2) Mennonite Mutual Aid Association, 1110 N. Main Street, P.O. Box 483, Goshen, Indiana 46528, which owned of record 9.37% of the Intermediate Income Fund's Class A shares; (3) Mennonite Retirement Trust, P.O. Box 483, Goshen, Indiana 46527, which owned of record 22.77% of the International Fund's Class A shares and owned of record 35.09% of the Value Index Fund's Class A shares; (4) MMATCO LLP, 1110 N. Main Street, Goshen, Indiana 46528, which owned of record 29.90% of the Intermediate Income Fund's Class A shares, owned of record 18.45% of the Core Stock Fund's Class A shares, owned of record 6.45% of the International Fund's Class A shares and owned of record 7.74% of the Value Index Fund's Class A shares; (5) Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, which owned of record 9.65% of the Intermediate Income Fund's Class A shares, owned of record 16.07% of the Core Stock Fund's Class A shares and owned of record 13.53% of the International Fund's Class A shares; (6) Donaldson Lufkin Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, New Jersey 07303, which owned of record 7.55% of the Intermediate Income Fund's Class B shares, owned of record 5.61% of the Core Stock Fund's Class A shares, which owned of record 7.73% of the International Fund's Class B shares and 9.55% of the Value Index Fund's Class B shares; (7) Reliance Trust Co., f.b.o. Philhaven 401K Plan, P.O. Box 48529, Atlanta, Georgia 30362, which owned of record 6.68% of the Core Stock Fund's Class A shares.

MISCELLANEOUS

         The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends,
(2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a Fund within the Company or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Company officers regarding expected trends and strategies.

         Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. The Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request from shareholders owning not less than 10% of the outstanding votes of the Company entitled to vote. At such a meeting, a vote of two-thirds of the outstanding shares of the Company has the power to remove one or more Trustees.

         The Company is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Company.

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

         Financial Statements for the Funds, including notes thereto, and the report of Ernst & Young LLP thereon, dated February 13, 2004, are included in the Funds' Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information. Copies of the Annual Report may be obtained upon request and without charge from the Funds at the address and telephone number provided on the cover of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's Corporation ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper.

                  "A-I" -- Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-l+."

                  "A-2" -- Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" -- Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

                  "B" -- Issue has only a speculative capacity for timely payment.

                  "C" -- Issue has a doubtful capacity for payment.

                  "D" -- Issue is in payment default.

         Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" -- Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" -- Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" -- Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" -- Issuer does not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps Credit Rating Co. ("Duff & Phelps") for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper.

                  "Duff 1+" -- Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "Duff 1" -- Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "Duff 1-" -- Debt possesses high certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "Duff-2" -- Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "Duff 3" -- Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "Duff 4" -- Debt possesses speculative investment characteristics.

                  "Duff 5"-- Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch Investors Service, Inc. ("Fitch") short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-l+" -- Securities possess exceptionally strong credit quality. Issuers assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" -- Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+."

                  "F-2" -- Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-l+" and "F-1" categories.

                  "F-3" -- Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes in financial and economic conditions.

                  "D" -- Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-banks; non United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" -- This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" -- This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" -- This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" -- This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by 1BCA for short-term debt ratings:

                  "A1 + " -- Obligations are supported by the highest capacity for timely repayment.

                  "A2" -- Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

                  "A3" -- Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

                  "B" -- Obligations capacity for timely repayment is susceptible to changes in business, economic, or financial conditions.

                  "C" -- Obligations have an inadequate capacity to ensure timely repayment.

                  "D" -- Obligations have a high risk of default or are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by S&P for corporate and municipal debt:

                  "AAA" -- This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" -- Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" -- Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" -- Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC," and "C" -- Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "CI" -- This rating is reserved for income bonds on which no interest is being paid.

                  "D" -- Debt is in default, and payment of interest and/or repayment of principal is in arrears.

                  PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" -- Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" -- Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" -- Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" -- Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing, "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (--) -- Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
         (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

         The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" --Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" --Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" --Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" --Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with divided arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                  "AAA" --Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" --Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."

                  "A" --Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" --Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB," "B," "CCC," "C," "DDD," "DD," and "D" --Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" --Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and. interest is substantial such that adverse changes. in business, economic or financial conditions are unlikely to increase investment risk significantly.

                  "AA" ----Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                  "A" -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

                  "BB," "B," "CCC," "CC," and "C" -- Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" -- This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

                  "AA" -- This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

                  "A" -- This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" -- This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC" -- These obligations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "PB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" -- This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) -- The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

                                   APPENDIX B

                             MMA PRAXIS MUTUAL FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the MMA Praxis Mutual Funds (the "Trust") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Trust's investment portfolios ("Funds"):

POLICY

It is the policy of the Board of Trustees of the Trust (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to MMA Capital Management (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight and in accordance with the MMA Proxy Voting Guidelines approved and adopted by the Board.(1) The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.(2)

The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to a sub-adviser (each a "Sub-Adviser") retained to provide investment advisory services to certain Funds. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these proxy voting policy and procedures and agrees to adhere to the MMA Proxy Voting Guidelines approved and adopted by the Board.

FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Adviser or Sub-Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

Review of Adviser Proxy Voting Procedures. The Adviser and respective Sub-Adviser(s) with authority to vote proxies on behalf of the Funds shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

Voting Record Reporting. No less than annually, and before August 31 of each year, the Adviser and respective Sub-Adviser(s) shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the year. The first such report shall be due before August 31, 2004. With respect to those proxies that the Adviser or Sub-Adviser have identified as involving a conflict of interest(3), the Adviser or Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

---------------

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As the Adviser and BISYS Fund Services Limited Partnership ("BISYS"), the Funds' principal underwriter, are not affiliates, the delegation of authority to the Adviser to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between BISYS and the Funds' shareholders from the proxy voting process.

(3) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

Record Keeping. The Adviser and respective Sub-Adviser(s) will create and maintain records of the Trust's proxy voting record for the 12-month periods ended June 30, as required by applicable law.

REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

ANNUAL FILING

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The first such report shall be due on or before August 31, 2004.

DISCLOSURES

The Trust shall include in its registration statement:

A description of the procedures used when a vote presents a conflict of interest between shareholders and the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser;(4)

A description of this policy and of the policies and procedures used by the Adviser or by a Sub-Adviser to determine how to vote proxies relating to portfolio securities(5); and

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; and on the SEC website.(7)

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(8)

REVIEW OF POLICY.

The Board shall review periodically this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

----------------
(4) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(5) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(6) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(7) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(8) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

WEB VERSION

MMA PROXY VOTING POLICY AND GUIDELINES

Executive Summary

MMA and the MMA Praxis Mutual Funds recognize that faith-based, socially responsible investors are seeking an approach to financial decision making that is motivated and informed by their most deeply held convictions. MMA's philosophy of Stewardship Investing holds in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities and environments that are impacted by our investment choices. These dual objectives carry through to our proxy voting activity, after the security selection process is completed. In voting our shares, MMA seeks to address concerns not only about economic returns to shareholders and good corporate governance, but also about the ethical behavior of corporations and the social and environmental impact of their actions.

MMA has, therefore, developed proxy voting guidelines--consistent with the core values of our Stewardship Investing Guidelines--that support with the dual objectives of faith-based, socially responsible shareholders. On matters of social and environment import, the guidelines seek to reflect MMA's deep commitment to holistic stewardship and Christian discipleship, rooted in biblical principles. MMA's stewardship investing values grow out of the 500 year-old Anabaptist faith tradition. Our understanding of this work has been further enhanced by our involvement with the Interfaith Center on Corporate Responsibility, the Social Investment Forum and other leading church shareholders and socially responsible investment organizations. On matters of corporate governance, executive compensation, and corporate structure, MMA guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance, consistent with responsibilities to society as a whole.

PROXY VOTING MANAGEMENT, EXECUTION, AND CONFLICTS OF INTEREST

These proxy voting guidelines provide an overview of how MMA intends to vote its proxies in various areas. We note there may be cases in which the final vote at a particular company varies from the voting guidelines due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. MMA updates its guidelines on an annual basis to take into account new social issues and trends in corporate governance. The guidelines are divided into two main sections: management proposals and shareholder proposals.

MMA contracts with Institutional Shareholder Services' Social Investment Research Service (SIRS) division to vote proxies for MMA accounts on MMA's behalf. SIRS provides MMA with proxy analyses, vote execution services according to MMA's custom guidelines, and quarterly reporting indicating how individual votes have been cast. MMA periodically reviews such recommendations and may override individual recommendations in certain cases. In cases where MMA has determined that it may have a conflict of interest regarding a particular security, we will default to SIRS' recommendations for that meeting.

INTERNATIONAL PROXY VOTING

Although many of the basic governance concepts and social objectives transcend national boundaries, differences in corporate governance standards, shareholder rights, and legal restrictions necessitate a more customized approach to voting in non-U.S. markets. In many countries, the requirements for filing shareholder resolutions are often prohibitive, resulting in a much lower number of shareholder proposals. Differences in compensation practices, board structures, and capital structures necessitate a customized approach to evaluating proposals in different countries. In many cases, shareholder approval is required for resolutions that do not require shareholder approval in the U.S. Mechanisms such as restricted voting rights, share-blocking requirements, and requirements to be represented in person at meetings, make the voting process more complicated. Finally, lower levels of disclosure in non-U.S. markets often make it difficult to apply the same policy that would apply to a U.S. company. Although the following proxy voting guidelines reflect the general principles applied to management and shareholder proposals at both U.S. and non-U.S. companies, we note that specific voting guidelines may vary for non-U.S. companies as a result of differences in market norms.

MANAGEMENT PROPOSALS

1. DIRECTOR-RELATED ISSUES: INCLUDING DIRECTOR ELECTIONS, CLASSIFIED BOARDS, CUMULATIVE VOTING, AND BOARD SIZE.

         MMA considers director elections to be one of the most important voting decisions that shareholders make. Boards should be comprised of a majority of independent directors and key board committees should be comprised entirely of independent directors. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. MMA will recommend opposing slates of director nominees that are not comprised of a majority of independent directors and withhold votes from non-independent directors who sit on key board committees. In addition, MMA will recommend withholding votes from members of the nominating committee in cases where the board lacks gender or racial diversity. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed. MMA generally supports requests asking for the separation of the positions of Chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size and adopt cumulative voting on a case-by-case basis.

2.       AUDITORS

         Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. MMA will recommend voting against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year.

3. PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES: INCLUDING SHAREHOLDER ABILITY TO CALL A SPECIAL MEETING OR ACT BY WRITTEN CONSENT, POISON PILLS, UNEQUAL VOTING RIGHTS, FAIR PRICE PROVISIONS, GREENMAIL, SUPERMAJORITY VOTES, AND DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION.

         MMA generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

4. MISCELLANEOUS GOVERNANCE PROVISIONS: INCLUDING CONFIDENTIAL VOTING, ADJOURN MEETING, AND BUNDLED PROPOSALS.

         MMA evaluates proposals that concern governance issues on a case-by-case basis, taking into account the impact on shareholder rights. MMA believes that good corporate governance can have an impact on a company and its ability to maximize shareholder value.

5. CAPITAL STRUCTURES: INCLUDING INCREASE AUTHORIZED STOCK, STOCK SPLITS AND REVERSE STOCK SPLITS, BLANK CHECK PREFERRED STOCK, DEBT RESTRUCTURINGS, AND SHARE REPURCHASE PLANS.

         MMA supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. MMA supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company's past use of share authorizations and comparison with a peer group.

6. EXECUTIVE AND DIRECTOR COMPENSATION: INCLUDING STOCK-BASED INCENTIVE PLANS, EMPLOYEE STOCK PURCHASE PLANS, OUTSIDE DIRECTOR OPTION PLANS, AND CASH AND CASH & STOCK BASED AWARDS.

         As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Without a doubt, stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Executive and director compensation proposals are evaluated on a case-by-base basis using a binomial pricing model that estimates the cost of a company's stock-based incentive programs.

         Plan features and any recent controversies surrounding a company's pay practices are also factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues are supported, while shareholder proposals calling for changes in a company's compensation policies are reviewed on a case-by-case basis.

7.       MERGERS AND CORPORATE RESTRUCTURINGS

         Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders' economic interest. In addition, these corporate actions can have important effects on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, and impact on environment.

8. MUTUAL FUND PROXIES: INCLUDING ELECTION OF TRUSTEES, INVESTMENT ADVISORY AGREEMENTS, AND DISTRIBUTION AGREEMENTS.

         There are a number of proposals that are specific to mutual fund proxies. MMA evaluates these proposals in conjunction with recent trends and best practices at other mutual funds.

SHAREHOLDER PROPOSALS

9.       SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE AND EXECUTIVE
         COMPENSATION: INCLUDING SHAREHOLDER MEETINGS/HOUSEKEEPING ISSUES, BOARD-RELATED ISSUES, SHAREHOLDER RIGHTS & BOARD ACCOUNTABILITY ISSUES, COMPENSATION ISSUES, AND STRATEGIC ISSUES.

         Each year shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. MMA evaluates these proposals from the perspective that good corporate governance can have positive implications for a company and its shareholders. Proposals that seek to improve a board's accountability to its shareholders and other stakeholders are supported. MMA supports initiatives that seek to strengthen the link between executive pay and performance, including performance issues related to corporate social responsibility.

10. SHAREHOLDER PROPOSALS ON SOCIAL AND ENVIRONMENTAL PROPOSALS: INCLUDING DIVERSITY AND WORKPLACE ISSUES, CODES OF CONDUCT, LABOR STANDARDS & HUMAN RIGHTS, ENVIRONMENT AND ENERGY, WEAPONS, AND CONSUMER ISSUES & PUBLIC SAFETY.

         Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. In general, MMA votes for social and environmental shareholder proposals that create good corporate citizens while enhancing long-term shareholder and stakeholder value. MMA will vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social or environmental concerns. We will carefully evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to address the concern. MMA supports shareholder proposals that improve the company's public image and reduce exposure to legal and financial liabilities.

     PROPOSAL DESCRIPTION                         SRI VOTE RECOMMENDATION
--------------------------------------------------------------------------------
Add Women and Minorities to Board       -   Vote FOR shareholder proposals that
                                            ask the company to take steps to
                                            nominate more women and minorities
                                            to the board.

                                        -   Vote FOR shareholder proposals
                                            asking for reports on board
                                            diversity.
--------------------------------------------------------------------------------
Prepare Report/Promote                  -   Vote FOR shareholder proposals that
EEOC-Related Activities                     ask the company to report on its
                                            diversity and/or affirmative action
                                            programs.

                                        -   Vote FOR shareholder proposals
                                            calling for legal and regulatory
                                            compliance and public reporting
                                            related to non-discrimination,
                                            affirmative action, workplace health
                                            and safety, and labor policies
--------------------------------------------------------------------------------

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
                                            and practices that effect long-term
                                            corporate performance.

                                        -   Vote FOR shareholder proposals
                                            requesting nondiscrimination in
                                            salary, wages and all benefits.

                                        -   Vote FOR shareholder proposals
                                            calling for action on equal
                                            employment opportunity and
                                            anti-discrimination.
--------------------------------------------------------------------------------
                   (i) REPORT ON
PROGRESS                                -   Vote FOR shareholder proposals that
TOWARD GLASS CEILING COMMISSION             ask the company to report on its
RECOMMENDATIONS                             progress toward the Glass Ceiling
                                            Commission's recommendations.

                                        -   Vote FOR shareholder proposals
                                            seeking to eliminate "glass ceiling"
                                            for women and minority employees.
--------------------------------------------------------------------------------
Prohibit Discrimination                 -   Vote FOR shareholder proposals to
                                            include language in EEO statements
                                            specifically barring discrimination.

                                        -   Vote FOR shareholder proposals
                                            seeking reports on a company's
                                            initiatives to create a workplace
                                            free of discrimination.

                                        -   Vote AGAINST shareholder proposals
                                            that seek to eliminate protection
                                            already afforded to minority groups.
--------------------------------------------------------------------------------
Report on/Eliminate Use of             -   Vote FOR shareholder proposals
Racial Stereotypes in Advertising          seeking more careful consideration
                                           of using racial stereotypes in
                                           advertising campaigns, including
                                           preparation of a report.
--------------------------------------------------------------------------------
Codes of Conduct and Vendor             -   Vote FOR shareholder proposals to
Standards                                   implement human rights standards and
                                            workplace codes of conduct.

                                        -   Vote FOR shareholder proposals
                                            calling for the implementation and
                                            reporting on ILO codes of conduct,
                                            SA 8000 Standards, or the Global
                                            Sullivan Principles.

                                        -   Vote FOR shareholder proposals that
                                            call for the adoption of principles
                                            or codes of conduct relating to
                                            company investment in countries with
                                            patterns of human rights abuses
                                            (Northern Ireland, Burma, former
                                            Soviet Union, and China).

                                        -   Vote FOR shareholder proposals that
                                            call for independent monitoring
                                            programs in conjunction with local
                                            and respected religious and human
                                            rights groups to monitor supplier
                                            and licensee compliance with codes.

                                        -   Vote FOR shareholder proposals that
                                            seek publication of a "Code of
                                            Conduct" to the company's foreign
                                            suppliers and licensees, requiring
                                            they satisfy all applicable
                                            standards and laws protecting
                                            employees' wages, benefits, working
                                            conditions, freedom of association,
                                            and other rights.

                                        -   Vote FOR shareholder proposals
                                            seeking reports on, or the adoption
                                            of, vendor standards including:
                                            reporting on incentives to encourage
                                            suppliers to raise standards rather
                                            than terminate contracts and
                                            providing public disclosure of
                                            contract supplier reviews on a
                                            regular basis.

                                        -   Vote FOR shareholder proposals to
                                            adopt labor standards for foreign
                                            and domestic suppliers to ensure
                                            that the company will not do
                                            business with foreign suppliers that
                                            manufacture products for sale in the
                                            U.S. using forced labor, child
                                            labor, or that fail to comply with
                                            applicable laws protecting
                                            employee's wages and working
                                            conditions.
--------------------------------------------------------------------------------
Prepare Report on Operations in         -   Vote FOR shareholder proposals to
Burma/Myanmar                               adopt labor standards in connection
                                            with involvement in Burma.

                                        -   Vote FOR shareholder proposals
                                            seeking reports on Burmese
                                            operations and reports on costs of
                                            continued involvement in the
--------------------------------------------------------------------------------

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
                                            country.

                                        -   Vote shareholder proposals to pull
                                            out of Burma on a CASE-BY-CASE
                                            basis.
--------------------------------------------------------------------------------
Adopt/Report on MacBride                -   Vote FOR shareholder proposals to
Principles                                  report on or to implement the
                                            MacBride Principles.
--------------------------------------------------------------------------------
Adopt/Report on China Principles        -   Vote FOR shareholder proposals
                                            requesting more disclosure on a
                                            company's involvement in China

                                        -   Vote on a CASE-BY-BASE basis
                                            shareholder proposals that ask a
                                            company to terminate a project or
                                            investment in China.
--------------------------------------------------------------------------------
Prepare Report on Company               -   Vote FOR shareholder proposals to
Activities Affecting Indigenous             prepare reports on a company's
Peoples' Rights                             impact on indigenous communities.
--------------------------------------------------------------------------------
Environmental/Sustainability            -   Vote FOR shareholder proposals
Report                                      seeking greater disclosure on the
                                            company's environmental practices,
                                            and/or environmental risks and
                                            liabilities.

                                        -   Vote FOR shareholder proposals
                                            asking companies to report in
                                            accordance with the Global Reporting
                                            Initiative (GRI).
--------------------------------------------------------------------------------
Prepare Report on Global                -   Vote FOR shareholder proposals
Warming/Greenhouse Gas Emissions            seeking disclosure of liabilities or
                                            preparation of a report pertaining
                                            to global warming.

                                        -   Vote FOR shareholder proposals
                                            calling for the reduction of
                                            greenhouse gas.
--------------------------------------------------------------------------------
Invest in Clean/Renewable               -   Vote FOR shareholder proposals
Energy                                      seeking the preparation of a report
                                            on a company's activities related to
                                            the development of renewable energy
                                            sources.

                                        -   Vote FOR shareholder proposals
                                            seeking increased investment in
                                            renewable energy sources unless the
                                            terms of the resolution are overly
                                            restrictive.
--------------------------------------------------------------------------------
Drilling in the Arctic National         -   Vote FOR shareholder proposals
Wildlife Refuge                             asking companies to prepare a
                                            feasibility report or to adopt a
                                            policy not to mine, drill, or log in
                                            environmentally sensitive areas such
                                            as ANWR.

                                        -   Vote FOR shareholder proposals
                                            seeking to prohibit or reduce the
                                            sale of products manufactured from
                                            materials extracted from
                                            environmentally sensitive areas such
                                            as old growth forests.
--------------------------------------------------------------------------------
Adopt/Implement CERES Principles        -   Vote FOR shareholder proposals to
                                            study or implement the CERES
                                            principles.
--------------------------------------------------------------------------------
Phase Out Chlorine-Based                -   Vote FOR shareholder proposals to
Chemicals                                   prepare a report on the phase-out of
                                            chorine bleaching in paper
                                            production.

                                        -   Vote on a CASE-BY-CASE basis on
                                            shareholder proposals asking
                                            companies to cease or phase-out the
                                            use of chlorine bleaching.
--------------------------------------------------------------------------------
Report/Reduce Toxic Emissions           -   Vote FOR shareholder proposals that
and Assess Community Impact                 seek to prepare a report on the
                                            company's procedures for reducing or
                                            preventing pollution and/or the
                                            impact of the company's pollution on
                                            the surrounding communities.

                                        -   Vote FOR shareholder proposals
                                            calling on the company to establish
                                            a plan to reduce toxic emissions.
--------------------------------------------------------------------------------
Adopt a Comprehensive Recycling         -   Vote FOR shareholder proposals
Policy                                      requesting the preparation of a
                                            report on the company's recycling
                                            efforts.
--------------------------------------------------------------------------------
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                                      B-7


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
Recycling Policy                        -   Vote FOR shareholder proposals that
                                            ask companies to increase their
                                            recycling efforts or to adopt a
                                            formal recycling policy.
--------------------------------------------------------------------------------
Nuclear Energy                          -   Vote FOR shareholder proposals
                                            seeking the preparation of a report
                                            on a company's nuclear energy
                                            procedures.

                                        -   Vote CASE-BY-CASE on proposals that
                                            ask the company to cease the
                                            production of nuclear power.
--------------------------------------------------------------------------------
Report on Handgun Safety                -   Vote FOR shareholder proposals
Initiatives                                 asking the company to report on its
                                            efforts to promote handgun safety.

                                        -   Vote FOR shareholder proposals
                                            asking the company to stop the sale
                                            of handguns and accessories.
---------------------------------- ---------------------------------------------
Prepare Report to Renounce              -   Vote FOR shareholder proposals
Future Landmine Production                  seeking a report or the renouncement
                                            of future landmine production.
--------------------------------------------------------------------------------
Prepare Report on Foreign               -   Vote FOR shareholder proposals to
Military Sales                              report on foreign military sales or
                                            offset agreements.

                                        -   Vote FOR shareholder proposals that
                                            call for outright restrictions on
                                            foreign military sales.
--------------------------------------------------------------------------------
Phase-out or Label Products             -   ABSTAIN on shareholder proposals to
Containing Genetically                      label products that contain
Engineered Ingredients                      genetically engineered products.

                                        -   ABSTAIN on shareholder proposals
                                            that ask the company to phase out
                                            the use of genetically engineered
                                            ingredients in their products.

                                        -   ABSTAIN on shareholder proposals
                                            that ask the company to report on
                                            the use of genetically engineered
                                            organisms in their products.

--------------------------------------------------------------------------------
Tobacco-related Proposals               -   Vote FOR shareholder proposals
                                            seeking to limit the sale of tobacco
                                            products to children.

                                        -   Vote FOR shareholder proposals
                                            asking producers of tobacco product
                                            components (such as filters,
                                            adhesives, flavorings, and paper
                                            products) to halt sales to tobacco
                                            companies.

                                        -   Vote FOR shareholder proposals that
                                            ask restaurants to adopt smoke-free
                                            policies.

                                        -   Vote FOR shareholder proposals
                                            seeking a report on a tobacco
                                            company's advertising approach.

                                        -   Vote FOR shareholder proposals at
                                            insurance companies to cease
                                            investment in tobacco companies.

                                        -   Vote FOR proposals at producers of
                                            cigarette components calling for a
                                            report outlining the risks and
                                            potential liabilities of the
                                            production of these components.

                                        -   Vote FOR proposals calling for
                                            tobacco companies to cease the
                                            production of tobacco products.

--------------------------------------------------------------------------------
Adopt Policy/Report on Predatory        -   Vote FOR shareholder proposals
Lending Practices                           seeking the development of a policy
                                            or preparation of a report to guard
                                            against predatory lending practices.
--------------------------------------------------------------------------------
Disclosure on Credit in                 -   Vote FOR shareholder proposals
Developing Countries (LDCs)                 asking for disclosure on lending
or Forgive LDC Debt                         practices in developing countries,
                                            unless the company has
--------------------------------------------------------------------------------

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
                                            demonstrated a clear proactive
                                            record on the issue.

                                        -   Vote AGAINST shareholder proposals
                                            asking banks to forgive loans
                                            outright.

                                        -   Vote CASE-BY-CASE on shareholder
                                            proposals asking for loan
                                            forgiveness at banks that have
                                            failed to make reasonable provisions
                                            for non-performing loans.

                                        -   Vote FOR proposals to restructure
                                            and extend the terms of
                                            non-performing loans.

--------------------------------------------------------------------------------
Adopt Policy/Report on Drug             -   Vote FOR shareholder proposals to
Pricing                                     prepare a report on drug pricing.

                                        -   Vote FOR shareholder proposals to
                                            adopt a formal policy on drug
                                            pricing.

                                        -   Vote fOR shareholder proposals that
                                            call on companies to develop a
                                            policy to provide affordable HIV,
                                            AIDS, TB and Malaria drugs in
                                            third-world nations.
--------------------------------------------------------------------------------
Adult Entertainment                     -   Vote FOR shareholder proposals that
                                            seek a review of the company's
                                            involvement with pornography.
--------------------------------------------------------------------------------
Animal Rights                           -   Vote FOR shareholder proposals that
                                            seek to limit unnecessary animal
                                            testing where alternative testing
                                            methods are feasible or not required
                                            by law.

                                        -   Vote FOR shareholder proposals that
                                            ask companies to adopt or/and report
                                            on company animal welfare standards.
--------------------------------------------------------------------------------
Disclosure on Plant Closings            -   Vote FOR shareholder proposals
                                            seeking greater disclosure on plant
                                            closing criteria if such information
                                            has not been provided by the
                                            company.
--------------------------------------------------------------------------------
Control over Charitable                 -   Vote AGAINST shareholder proposals
Contributions                               giving criteria or to require
                                            shareholder ratification of grants.

--------------------------------------------------------------------------------
Disclosure on Prior Government          -   Vote FOR shareholder proposals
Service prior                               calling for the disclosure of
                                            government service of the company's
                                            key executives.
--------------------------------------------------------------------------------

                                      B-9